EXHIBIT 99.1

                                                               EXECUTION VERSION

                        MORTGAGE LOAN PURCHASE AGREEMENT

            This Mortgage Loan Purchase Agreement, dated as of May 1, 2006 (this "Agreement"), is entered into between WACHOVIA BANK, NATIONAL ASSOCIATION (the "Seller") and WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC. (the "Purchaser").

            The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Exhibit A. The Purchaser intends to deposit the Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), dated as of May 1, 2006, among the Purchaser, as depositor, Wachovia Bank, National Association, as master servicer (in such capacity, the "Master Servicer"), CWCapital Asset Management LLC, as special servicer (the "Special Servicer") and Wells Fargo Bank, N.A., as trustee (the "Trustee"). Capitalized terms used but not defined herein (including the Schedules attached hereto) have the respective meanings set forth in the Pooling and Servicing Agreement.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans delivered to the Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of $2,792,694,338 (the "Wachovia Mortgage Loan Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-Off Date, after giving effect to any payments due on or before such date, whether or not such payments are received.

            The Wachovia Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-Off Date (after giving effect to any payments due on or before such date whether or not such payments are received), is expected to equal an aggregate principal balance (the "Cut-Off Date Pool Balance") of $2,862,422,428 (subject to a variance of plus or minus 5.0%). The purchase and sale of the Mortgage Loans shall take place May 31, 2006, or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing Date"). The consideration (the "Aggregate Purchase
Price") for the Mortgage Loans shall be equal to (i)       % of the Wachovia
Mortgage Loan Balance as of the Cut-Off Date, plus (ii) $13,847,939, which amount represents the amount of interest accrued on the Wachovia Mortgage Loan Balance at the related Net Mortgage Rate for the period from and including the Cut-Off Date up to but not including the Closing Date.

            The Aggregate Purchase Price shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

            SECTION 2. Conveyance of Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt by the Seller of the Aggregate Purchase Price and satisfaction of the other conditions to closing that are for the benefit of the Seller, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds.

            (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-Off Date, and all other recoveries of principal and interest collected after the Cut-Off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-Off Date). All scheduled payments of principal and interest due on or before the Cut-Off Date but collected on or after the Cut-Off Date, and recoveries of principal and interest collected on or before the Cut-Off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-Off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

            (c) No later than the Closing Date, the Seller shall, on behalf of the Purchaser, deliver to the Trustee, the documents and instruments specified below with respect to each Mortgage Loan (each a "Mortgage File"). All Mortgage Files so delivered will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall contain the following documents:

            (i) the original executed Mortgage Note including any power of attorney related to the execution thereof, together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of "Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C25" or in blank (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto);

            (ii) an original or copy of the Mortgage, together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

            (iii) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

            (iv) an original executed assignment, in recordable form (except for any missing recording information), of (a) the Mortgage, (b) any related Assignment of Leases (if such item is a document separate from the Mortgage and to the extent not already assigned pursuant to preceding clause (a)) and (c) any other recorded document relating to the Mortgage Loan otherwise included in the Mortgage File, in favor of "Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C25", or in blank;

            (v) an original assignment of all unrecorded documents relating to the Mortgage Loan (to the extent not already assigned pursuant to clause
      (iv) above), in favor of "Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C25", or in blank;

            (vi) originals or copies of any modification, consolidation, assumption and substitution agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the Mortgage Loan has been assumed or consolidated;

            (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

            (viii) any filed copies (bearing evidence of filing) or other evidence of filing satisfactory to the Purchaser of any prior UCC Financing Statements in favor of the originator of such Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement and continuation statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, an original UCC Amendment, in form suitable for filing in favor of "Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C25, as assignee", or in blank;

            (ix) an original or copy of (a) any Ground Lease, Memorandum of Ground Lease and ground lessor estoppel, (b) any loan guaranty or indemnity and (c) any environmental insurance policy;

            (x) any intercreditor agreement relating to permitted debt (including, without limitation, mezzanine debt) of the Mortgagor;

            (xi) copies of any loan agreement, escrow agreement or security agreement relating to such Mortgage Loan;

            (xii) a copy of any letter of credit and related transfer documents relating to such Mortgage Loan;

            (xiii) copies of any management agreements and applicable transfer or assignment documents;

            (xiv) copies of any cash management agreements and applicable transfer or assignment documents;

            (xv) copies of franchise agreements and franchisor comfort letters, if any, for hospitality properties and applicable transfer or assignment documents; and

            (xvi) with respect to any Companion Loan, all of the above documents with respect to such Companion Loan and the related Intercreditor Agreement; provided that a copy of each Mortgage Note relating to such Companion Loan, rather than the original, shall be provided, and no assignments shall be provided.

            Notwithstanding the foregoing, with respect to the Prime Outlets Pool Loan, the 2006-C23 Trustee will hold the original documents related to the Prime Outlets Pool Loan for the benefit of the 2006-C23 Trust Fund, other than the Mortgage Note, which will be held by the Trustee under the Pooling and Servicing Agreement.

            (d) The Seller shall take all actions reasonably necessary (i) to permit the Trustee to fulfill its obligations pursuant to Section 2.01(d) of the Pooling and Servicing Agreement and (ii) to perform its obligations described in
Section 2.01(d) of the Pooling and Servicing Agreement. Without limiting the generality of the foregoing, if a draw upon a letter of credit is required before its transfer to the Trust Fund can be completed, the Seller shall draw upon such letter of credit for the benefit of the Trust Fund pursuant to written instructions from the Master Servicer. The Seller shall reimburse the Trustee for all reasonable costs and expenses, if any, incurred by the Trustee for recording any documents described in Section 2(c)(iv)(c) hereof and filing any assignments of UCC Financing Statements described in the proviso in the third to last sentence in Section 2.01(d) of the Pooling and Servicing Agreement.

            (e) All documents and records (except draft documents, privileged communications and internal correspondence and credit, due diligence and other underwriting analysis, documents, data or internal worksheets, memoranda, communications and evaluations of the Seller) relating to each Mortgage Loan and in the Seller's possession (the "Additional Mortgage Loan Documents") that are not required to be delivered to the Trustee shall promptly be delivered or caused to be delivered by the Seller to the Master Servicer or at the direction of the Master Servicer to the appropriate sub-servicer, together with any related escrow amounts and reserve amounts.

            (f) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller which secure any Mortgage Loan.

            SECTION 3. Representations, Warranties and Covenants of Seller.

            (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

            (i) The Seller is a national banking association organized and validly existing and in good standing under the laws of the United States and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement;

            (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller and (assuming due authorization, execution and delivery hereof by the Purchaser) constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other laws relating to or affecting the enforcement of creditors' rights in general, as they may be applied in the context of the insolvency of a national banking association, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law), and by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws;

            (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's articles of association or by-laws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound;

            (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder;

            (v) The Seller is not a party to or bound by any agreement or instrument or subject to any articles of association, by-laws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained);

            (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the consummation of the transactions contemplated by this Agreement except as have previously been obtained, and no bulk sale law applies to such transactions;

            (vii) No litigation is pending or, to the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement;

            (viii) The Seller has caused each Servicing Participant which services a Mortgage Loan to comply, as evidenced by written documentation between each Servicing Participant and the Seller, with all reporting requirements set forth in Sections 3.13, 3.14, 3.22 and 8.17 of the Pooling and Servicing Agreement applicable to such Servicing Participant for the Mortgage Loans set forth on Exhibit C, for so long as the Trust Fund is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended;

            (ix) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Aggregate Purchase Price. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller;

            (x) The Seller hereby represents and warrants that the Prospectus (as defined below) is appropriately responsive in all material respects to the applicable requirements of Items 1104, 1110, 1111, 1117 and 1119 of Regulation AB with respect to the Seller and the Wachovia Mortgage Loans; and

            (xi) For so long as the Trust Fund is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or with respect to any Companion Loan that is deposited into another securitization, the depositor in such other securitization) and the Trustee with any Additional Form 10-K Disclosure and any Additional Form 10-D Disclosure set forth next to the Purchaser's name on Schedule U and Schedule W, respectively, of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement.

            (b) The Seller hereby makes the representations and warranties contained in Schedule I for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date, with respect to (and solely with respect to) each Mortgage Loan, which representations and warranties are subject to the exceptions set forth on Schedule II.

            (c) On or before noon (Eastern Time) on March 15 of each year, the Seller shall provide to the Trustee and the Purchaser selected financial data as required by Item 1112(b) of Regulation AB with respect to the Prime Outlets Pool Loan for so long as a Form 10-K or Form 10-D is required to be filed in respect of the Trust Fund for the preceding calendar year.

            (d) With respect to the schedule of exceptions delivered by the Trustee on the Closing Date, within fifteen (15) Business Days (or, in the reasonable discretion of the Controlling Class Representative, thirty (30) Business Days) of the Closing Date, with respect to the documents specified in clauses (i), (ii), (vii), (ix) (solely with respect to Ground Leases) and (xii) of the definition of Mortgage File, the Seller shall cure any material exception listed therein (for the avoidance of doubt, any deficiencies with respect to the documents specified in clause (ii) resulting solely from a delay in the return of the related documents from the applicable recording office, shall be cured in the time and manner described in Section 2.01(c) of the Pooling and Servicing Agreement). If such exception is not so cured, the Seller shall either (1) repurchase the related Mortgage Loan, (2) with respect to exceptions relating to clause (xii) of the definition of "Mortgage File", deposit with the Trustee an amount, to be held in trust in a Special Reserve Account pursuant to the Pooling and Servicing Agreement, equal to the amount of the undelivered letter of credit (in the alternative, the Seller may deliver to the Trustee, with a certified copy to the Master Servicer, a letter of credit for the benefit of the Master Servicer on behalf of the Trustee and upon the same terms and conditions as the undelivered letter of credit) which the Master Servicer on behalf of the Trustee may use (or draw upon, as the case may be) under the same circumstances and conditions as the Master Servicer would have been entitled to draw on the undelivered letter of credit, or (3) with respect to any exceptions relating to clauses (i), (ii) and (vii), deposit with the Trustee an amount, to be held in trust in a Special Reserve Account pursuant to the Pooling and Servicing Agreement, equal to 25% of the Stated Principal Balance of the related Mortgage Loan on such date. Any funds or letter of credit deposited pursuant to clauses
(2) and (3) shall be held by the Trustee until the earlier of (x) the date on which the Master Servicer certifies to the Trustee and the Controlling Class Representative that such exception has been cured (or the Trustee certifies the same to the Controlling Class Representative), at which time such funds or letter of credit, as applicable, shall be returned to the Seller and (y) thirty
(30) Business Days or, if the Controlling Class Representative has extended the cure period, forty-five (45) Business Days after the Closing Date; provided, however, that if such exception is not cured within such thirty (30) Business Days or forty-five (45) Business Days, as the case may be, (A) in the case of clause (2), the Trustee shall retain the funds or letter of credit, as applicable, or (B) in the case of clause (3), the Seller shall repurchase the related Mortgage Loan in accordance with the terms and conditions of this Agreement, at which time such funds shall be applied to the Purchase Price of the related Mortgage Loan and any letter of credit will be returned to the Seller.

            If the Seller receives written notice of a Document Defect or a Breach pursuant to Section 2.03(a) of the Pooling and Servicing Agreement relating to a Mortgage Loan, then the Seller shall, not later than ninety (90) days from receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than ninety (90) days from the date that any party to the Pooling and Servicing Agreement discovers such Document Defect or Breach; provided the Seller receives such notice in a timely manner), if such Document Defect or Breach shall materially and adversely affect the value of the applicable Mortgage Loan, the interest of the Trust Fund therein or the interests of any Certificateholder, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of actual or provable losses and any Additional Trust Fund Expenses directly resulting from any such Document Defect or Breach or, if such Document Defect or Breach (other than omissions solely due to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan at the applicable Purchase Price not later than the end of such 90-day period or (ii) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing Date) and pay the Master Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount in connection therewith; provided, however, that unless the Breach would cause the Mortgage Loan not to be a Qualified Mortgage, and if such Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, the Seller shall have an additional ninety
(90) days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan); provided, further, that with respect to such additional 90-day period, the Seller shall have delivered an officer's certificate to the Trustee setting forth what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; provided, further, that no Document Defect (other than with respect to a Mortgage Note, Mortgage, title insurance policy, Ground Lease, any letter of credit, any franchise agreement, any comfort letter and (if required) any comfort letter transfer documents (collectively, the "Core Material Documents")) shall be considered to materially and adversely affect the value of the related Mortgage Loan, the interests of the Trust Fund therein or the interests of any Certificateholder unless the document with respect to which the Document Defect exists is required in connection with an imminent enforcement of the mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any Mortgagor or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien or any collateral securing the Mortgage Loan or for any immediate significant servicing obligations; provided, further, with respect to Document Defects which materially and adversely affect the interests of any Certificateholder, the interests of the Trust Fund therein or the value of the related Mortgage Loan, other than with respect to Document Defects relating to the Core Material Documents, any applicable cure period following the initial 90-day cure period may be extended by the Master Servicer or the Special Servicer if the document involved is not needed imminently. Such extension will end upon thirty (30) days notice of such need as reasonably determined by the Master Servicer or Special Servicer (with a possible 30-day extension if the Master Servicer or Special Servicer agrees that the Seller is diligently pursuing a cure). The Seller shall cure all Document Defects which materially and adversely affect the interests of any Certificateholder, the interests of the Trust Fund therein or the value of the related Mortgage Loan, regardless of the document involved, no later than two years following the Closing Date; provided that the initial 90-day cure period referenced in this paragraph may not be reduced. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is any uncured Document Defect or Breach, the Seller shall provide the officer's certificate to the Trustee described above as to the reasons such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure. Notwithstanding the foregoing, the delivery of a commitment to issue a policy of lender's title insurance as described in Representation 12 of
Schedule I hereof in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect or Breach with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 90th day following the Closing Date.

            If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described above, (ii) such Mortgage Loan is cross-collateralized and cross-defaulted with one or more other Mortgage Loans (each, a "Crossed Loan"), and (iii) the applicable Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Document Defect or Breach, as the case may be, will be deemed to constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Loan(s) in the related Crossed Group as provided in the immediately preceding paragraph unless such other Crossed Loans in such Crossed Group satisfy the Crossed Loan Repurchase Criteria and satisfy all other criteria for substitution or repurchase of Mortgage Loans set forth herein. In the event that the remaining Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Document Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained by the Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld).

            To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Trustee continues to hold any other Crossed Loans in such Crossed Group, neither the Seller nor the Purchaser shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including with respect to the Trustee, the Primary Collateral securing Crossed Loans still held by the Trustee.

            If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan included in the Trust Fund is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that any modification shall not cause an Adverse REMIC Event. Any expenses incurred in good faith by the Purchaser in connection with such modification or accommodation (including, but not limited to, recoverable attorney fees) shall be paid by the Seller.

            (e) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a Servicing Officer certifying as to the receipt of the Purchase Price or Substitution Shortfall Amount(s), as applicable, in the Certificate Account, and the delivery of the Mortgage File(s) and the Servicing File(s) for the related Qualified Substitute Mortgage Loan(s) to the Custodian and the Master Servicer, respectively, if applicable (i) the Trustee shall execute and deliver such endorsements and assignments as are provided to it by the Master Servicer, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller, the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the Trustee, the Custodian, the Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it and (iii) the Master Servicer and the Special Servicer shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or substituted Mortgage Loans.

            (f) Without limiting the remedies of the Purchaser, the Certificateholders or the Trustee on behalf of the Certificateholders pursuant to this Agreement, it is acknowledged that the representations and warranties are being made for risk allocation purposes. This Section 3 provides the sole remedy available to the Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any Document Defect in a Mortgage File or any Breach of any representation or warranty set forth in or required to be made pursuant to this Section 3. Nothing in this Agreement shall prohibit the Purchaser or its assigns (including the Master Servicer and/or the Special Servicer) from pursuing any course of action authorized by the Pooling and Servicing Agreement while the Purchaser asserts a claim or brings a cause of action to enforce any rights set forth herein against the Seller.

            (g) With respect to any Mortgage Loan which has become a Defaulted Mortgage Loan under the Pooling and Servicing Agreement or with respect to which the related Mortgaged Property has been foreclosed and which is the subject of a repurchase claim under this Agreement, in accordance with Section 2.03 of the Pooling and Servicing Agreement, the Special Servicer, with the consent of the Controlling Class Representative, shall notify the Seller in writing of its intention to liquidate such Defaulted Mortgage Loan or REO Property at least forty-five (45) days prior to any such action. If (a) the Seller consents to such sale and voluntarily agrees to repurchase such Defaulted Mortgage Loan or REO Property or (b) a court of competent jurisdiction determines that the Seller is liable under this Agreement to repurchase such Defaulted Mortgage Loan or REO Property, then the Seller shall remit to the Purchaser an amount equal to the difference if any of the price of such Defaulted Mortgage Loan or REO Property as sold and the price at which the Seller would have had to repurchase such Defaulted Mortgage Loan or REO Property under this Agreement. The Seller shall have ten (10) Business Days after receipt of notice to determine whether or not to consent to such sale. If the Seller does not consent to such sale, the Special Servicer shall contract with a Determination Party (as defined in the Pooling and Servicing Agreement) as to the merits of such proposed sale. If the related Determination Party determines that such proposed sale is in accordance with the Servicing Standards and the provisions of the Pooling and Servicing Agreement with respect to the sale of Defaulted Mortgage Loans and REO Properties and, subsequent to such sale, a court of competent jurisdiction determines that the Seller was liable under this Agreement and required to repurchase such Defaulted Mortgage Loan or REO Property in accordance with the terms hereof, then the Seller shall remit to the Purchaser an amount equal to the difference (if any) between the proceeds of the related action and the price at which the Seller would have been obligated to pay had the Seller repurchased such Defaulted Mortgage Loan or REO Property prior to the execution of a binding contract of sale with a third party in accordance with the terms hereof, including the costs related to contracting with the related Determination Party; provided that the foregoing procedure in this Section 3(g) shall not preclude the Seller from repurchasing the Defaulted Mortgage Loan or REO Property prior to the execution of a binding contract of sale with a third party in accordance with the other provisions of this Section 3 (excluding this Section 3(g)). If the related Determination Party determines that the sale of the related Defaulted Mortgage Loan or REO Property is not in accordance with the Servicing Standards and the provisions of the Pooling and Servicing Agreement with respect to the sale of Defaulted Mortgage Loans and REO Properties and the Special Servicer subsequently sells such Mortgage Loan or REO Property, then the Seller will not be liable for any such difference (nor any cost of contracting with the Determination Party).

            (h) Notwithstanding the foregoing, if there exists a Breach relating to whether or not the Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s) with respect to matters described in Representations 23 and 43 of
Schedule I hereof, then the Purchaser shall direct the Seller in writing to wire transfer to the Master Servicer for deposit into the Certificate Account, within ninety (90) days of the Seller's receipt of such direction, the amount of any such costs and expenses borne by the Purchaser, the Certificateholders, the Master Servicer, the Special Servicer and the Trustee on their behalf that are the basis of such Breach. Upon its making such deposit, the Seller shall be deemed to have cured such Breach in all respects. Provided such payment is made in full, this paragraph describes the sole remedy available to the Purchaser, the Certificateholders, the Master Servicer, the Special Servicer and the Trustee on their behalf regarding any such Breach and the Seller shall not be obligated to repurchase the affected Mortgage Loan on account of such Breach or otherwise cure such Breach.

            SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

            (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina. The Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

            (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

            (d) None of the acquisition of the Mortgage Loans by the Purchaser, the transfer of the Mortgage Loans to the Trustee, or the execution, delivery or performance of this Agreement by the Purchaser, results or will result in the creation or imposition of any lien on any of the Purchaser's assets or property, or conflicts or will conflict with, results or will result in a breach of, or require or will require the consent of any third person or constitutes or will constitute a default under (A) any term or provision of the Purchaser's certificate of incorporation or by-laws, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Purchaser is a party or by which the Purchaser is bound, or (C) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Purchaser or its assets.

            (e) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Aggregate Purchase Price.

            (f) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform its obligations under the terms of this Agreement.

            (g) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency or body, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

            SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, Charlotte, North Carolina on the Closing Date.

            The Closing shall be subject to each of the following conditions:

            (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date;

            (b) The Pooling and Servicing Agreement (to the extent it affects the obligations of the Seller hereunder) and all documents specified in Section 6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, the Seller, the Underwriters, the Initial Purchaser and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (c) The Seller shall have delivered and released to the Trustee (or a Custodian on its behalf) and the Master Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and the Master Servicer pursuant to Section 2 of this Agreement;

            (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date; and

            (f) The letters shall have been received from the independent accounting firms KPMG LLP and Deloitte & Touche LLP, in form satisfactory to the Purchaser, relating to certain information regarding the Mortgage Loans and Certificates as set forth in the Prospectus, the Preliminary Prospectus Supplement, the Prospectus Supplement, the Preliminary Memorandum and the Memorandum.

            Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

            (a) This Agreement duly executed by the Purchaser and the Seller;

            (b) A certificate of the Seller, executed by a duly authorized officer of the Seller, dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchaser may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

            (c) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

            (d) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchaser may rely, to the effect that with respect to the Seller, the Mortgage Loans, the related Mortgagors and the related Mortgaged Properties (i) such officer has carefully examined the Specified Portions of the Preliminary Prospectus Supplement, together with all other Time of Sale Information delivered prior to the Time of Sale, and nothing has come to his attention that would lead him to believe that the Specified Portions of the Preliminary Prospectus Supplement, together with all other Time of Sale Information delivered prior to the Time of Sale, as of the Time of Sale, or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, (ii) such officer has carefully examined the Specified Portions of the Prospectus Supplement and nothing has come to his attention that would lead him to believe that the Specified Portions of the Prospectus Supplement, as of the date of the Prospectus Supplement, or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, (iii) such officer has examined the Specified Portions of the Memorandum and nothing has come to his attention that would lead him to believe that the Specified Portions of the Memorandum, as of the date thereof, or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the Mortgage Loans, in the light of the circumstances under which they were made, not misleading. The "Specified Portions" of the Preliminary Prospectus Supplement or the Prospectus Supplement, as applicable, shall consist of Annex A thereto, the diskette which accompanies the Prospectus Supplement (insofar as such diskette is consistent with such Annex A) and the following sections of the Preliminary Prospectus Supplement or the Prospectus Supplement, as applicable, (exclusive of any statements in such sections that purport to summarize the servicing and administration provisions of the Pooling and Servicing Agreement): "SUMMARY OF PROSPECTUS SUPPLEMENT--The Parties--The Mortgage Loan Sellers", "SUMMARY OF PROSPECTUS SUPPLEMENT--The Mortgage Loans", "RISK FACTORS--The Mortgage Loans", and "DESCRIPTION OF THE MORTGAGE POOL--General", "--Mortgage Loan History", "--Certain Terms and Conditions of the Mortgage Loans", "--Assessments of Property Condition", "--Co-Lender Loans", "--Additional Mortgage Loan Information", "--Twenty Largest Mortgage Loans", "--The Sponsors--Wachovia Bank, National Association", "--The Mortgage Loan Sellers" and "--Representations and Warranties; Repurchases and Substitutions". The "Specified Portions" of the Memorandum shall consist of the Specified Portions of the Prospectus Supplement and the first and second full paragraphs on page "v" of the Memorandum.

            (e) The resolutions of the requisite committee of the Seller's special loan committee authorizing the Seller's entering into the transactions contemplated by this Agreement, the articles of association and by-laws of the Seller and an original or copy of a certificate of good standing of the Seller issued by the Comptroller of the Currency, not earlier than sixty (60) days prior to the Closing Date;

            (f) A written opinion of counsel for the Seller (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Underwriters, the Initial Purchaser and each of the Rating Agencies, together with such other written opinions as may be required by the Rating Agencies; and

            (g) Such further certificates, opinions and documents as the Purchaser may reasonably request.

            SECTION 7. Indemnification.

            (a) The Seller shall indemnify and hold harmless the Purchaser, the Underwriters, the Initial Purchaser, their respective officers and directors, and each person, if any, who controls the Purchaser, any Underwriter or the Initial Purchaser within the meaning of either Section 15 of the Securities Act of 1933, as amended (the "1933 Act") or Section 20 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any and all losses, expenses (including the reasonable fees and expenses of legal counsel), claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon a breach or violation of the representations made by the Seller in
Section 3(a)(x) hereof, (ii) arise out of or are based upon a breach or violation of the representations made by the Seller in Section 3(a)(xi) hereof,
(iii) arise out of or are based upon any Servicing Participant's failure to comply with all reporting requirements as set forth in Sections 3.13, 3.14, 3.22 and 8.17 of the Pooling and Servicing Agreement applicable to such Servicing Participant as required in accordance with the written documentation referred to in the representations made by the Seller in Section 3(a)(viii) hereof, (iv) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (A) the Prospectus Supplement, the Preliminary Memorandum, the Memorandum, the Diskette or in any revision or amendment of or supplement to any of the foregoing, (B) any Time of Sale Information or any Issuer Information contained in any Free Writing Prospectus prepared by or on behalf of the Underwriters (an "Underwriter Free Writing Prospectus") or contained in any Free Writing Prospectus which is required to be filed in accordance with the terms of the Underwriting Agreement, (C) any items similar to Free Writing Prospectuses forwarded by the Seller to the Initial Purchaser, or in any revision or amendment of or supplement to any of the foregoing or (D) the summaries, reports, documents and other written and computer materials and all other information regarding the Mortgage Loans or the Seller furnished by the Seller for review by prospective investors (the items in (A), (B), (C) and (D) above being defined as the "Disclosure Material"), or (v) arise out of or are based upon the omission or alleged omission to state therein (in the case of any Free Writing Prospectus, when read in conjunction with the other Time of Sale Information, and in the case of any items similar to Free Writing Prospectuses, when read in conjunction with the Memorandum) and in the case of any summaries, reports, documents, written or computer materials, or other information contemplated in clause (D) above, when read in conjunction with the Memorandum and in the case of any Free Writing Prospectus, when read in conjunction with the other Time of Sale Information) a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; but, with respect to any Disclosure Material described in clauses (A), (B) and (C) of the definition thereof, only if and to the extent that (I) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon an untrue statement or omission with respect to the Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties contained in the Data File (it being herein acknowledged that the Data File was and will be used to prepare the Prospectus Supplement and the Preliminary Prospectus Supplement, including without limitation Annex A thereto, any other Time of Sale Information, the Preliminary Memorandum, the Memorandum and the Diskette with respect to the Registered Certificates and any items similar to Free Writing Prospectuses forwarded to prospective investors in the Non-Registered Certificates and any Free Writing Prospectus), (II) any such untrue statement or alleged untrue statement or omission or alleged omission of a material fact occurring in, or with respect to, such Disclosure Material, is with respect to, or arises out of or is based upon an untrue statement or omission of a material fact with respect to, the information regarding the Mortgage Loans, the related Mortgagors, the related Mortgaged Properties and/or the Seller set forth in the Specified Portions of the Preliminary Prospectus Supplement, the Prospectus Supplement, the Preliminary Memorandum or the Memorandum, (III) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon a breach of the representations and warranties of the Seller set forth in or made pursuant to Section 3 hereof or (IV) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon any other written information concerning the characteristics of the Mortgage Loans, the related Mortgagors or the related Mortgaged Properties furnished to the Purchaser, the Underwriters or the Initial Purchaser by the Seller; provided that the indemnification provided by this Section 7 shall not apply to the extent that such untrue statement or omission of a material fact was made as a result of an error in the manipulation of, or in any calculations based upon, or in any aggregation of the information regarding the Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties set forth in the Data File or Annex A to the Preliminary Prospectus Supplement or the Prospectus Supplement to the extent such information was not materially incorrect in the Data File or such Annex A, as applicable, including without limitation the aggregation of such information with comparable information relating to the Other Mortgage Loans. Notwithstanding the foregoing, the indemnification provided in this
Section 7(a) shall not inure to the benefit of any Underwriter or the Initial Purchaser (or to the benefit of any person controlling such Underwriter or the Initial Purchaser) from whom the person asserting claims giving rise to any such losses, claims, damages, expenses or liabilities purchased Certificates if (x) the subject untrue statement or omission or alleged untrue statement or omission made in any Disclosure Material (exclusive of the Prospectus or any corrected or amended Prospectus or the Memorandum or any corrected or amended Memorandum) is eliminated or remedied in the Prospectus or the Memorandum or, with respect to any Time of Sale Information only, by the delivery of a Corrected Free Writing Prospectus prior to the Time of Sale (in each case, as corrected or amended, if applicable), as applicable, and (y) a copy of the Prospectus, Memorandum or Corrected Free Writing Prospectus (in each case, as corrected or amended, if applicable), as applicable, shall not have been sent to such person at or prior to the Time of Sale of such Certificates and (z) in the case of a corrected or amended Prospectus, Memorandum or Corrected Free Writing Prospectus, such Underwriter or Initial Purchaser received electronically or in writing notice of such untrue statement or omission and updated information concerning the untrue statement or omission at least one Business Day prior to the Time of Sale. The Seller shall, subject to clause (c) below, reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

            (b) For purposes of this Agreement, "Registration Statement" shall mean such registration statement No. 333-131262 filed by the Purchaser on Form S-3, including without limitation exhibits thereto and information incorporated therein by reference; "Base Prospectus" shall mean the prospectus, dated May 18, 2006, as supplemented by the prospectus supplement, dated May 18, 2006 (the "Prospectus Supplement" and, together with the Base Prospectus, the "Prospectus") relating to the Registered Certificates, including all annexes thereto; "Preliminary Prospectus Supplement" shall mean the free writing prospectus, dated May 7, 2006, consisting of the preliminary free writing prospectus, including the base prospectus, dated March 21, 2006 attached thereto, as supplemented and corrected by that certain free writing prospectus, dated May 16, 2006; "Preliminary Memorandum" shall mean the preliminary private placement memorandum, dated May 16, 2006, relating to the Non-Registered Certificates, including all annexes thereto; "Memorandum" shall mean the private placement memorandum, dated May 18, 2006, relating to the Non-Registered Certificates, including all exhibits thereto; "Registered Certificates" shall mean the Class A-1, Class A-2, Class A-3, Class A-PB1, Class A-PB2, Class A-4, Class A-5, Class A-1A, Class A-M, Class A-J, Class B, Class C, Class D, Class E and Class F Certificates; "Non-Registered Certificates" shall mean the Certificates other than the Registered Certificates; "Diskette" shall mean the diskette or compact disc attached to each of the Preliminary Prospectus Supplement, the Prospectus and the Memorandum; and "Data File" shall mean the compilation of information and data regarding the Mortgage Loans covered by the Agreed Upon Procedures Letters, dated May 31, 2006 and rendered by KPMG LLP (a "hard copy" of which Data File was initialed on behalf of the Seller and the Purchaser). "Free Writing Prospectus" shall mean a "free writing prospectus" as such term is defined pursuant to Rule 405 under the 1933 Act. "Corrected Free Writing Prospectus" shall mean a Free Writing Prospectus that corrects any previous Free Writing Prospectus prepared by or on behalf of any Underwriter and delivered to any purchaser that contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained therein, in light of the circumstances in which they were made, not misleading. "Time of Sale" shall mean the time at which sales to investors of the Certificates were first made as determined in accordance with Rule 159 of the 1933 Act. "Time of Sale Information" shall mean each free writing prospectus listed on Exhibit B hereto. "Issuer Information" shall have the meaning given to such term in Rule 433(h) under the 1933 Act (as discussed by the Securities and Exchange Commission (the "Commission") in footnote 271 of the Commission's Securities Offering Reform Release No. 33--8591). "Regulation AB" shall have the meaning as defined in Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123 of the 1933 Act, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

            (c) As promptly as reasonably practicable after receipt by any person entitled to indemnification under this Section 7 (an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Seller (the "indemnifying party") under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party under Section 7(a) (except to the extent that such omission has prejudiced the indemnifying party in any material respect) or from any liability which it may have otherwise than under this Section 7. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel selected by the indemnifying party and reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Purchaser, the Underwriters and the Initial Purchaser, representing all the indemnified parties under Section 7(a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii). Unless it shall assume the defense of any proceeding, an indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party shall indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel or any other expenses for which the indemnifying party is obligated under this subsection, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than forty-five (45) days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. If an indemnifying party assumes the defense of any proceeding, it shall be entitled to settle such proceeding with the consent of the indemnified party or, if such settlement provides for an unconditional release of the indemnified party in connection with all matters relating to the proceeding that have been asserted against the indemnified party in such proceeding by the other parties to such settlement, which release does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party without the consent of the indemnified party.

            (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under Section 7(a) hereof or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations (taking into account the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission or failure to comply, and any other equitable considerations appropriate under the circumstances). The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties; provided that no Underwriter or Initial Purchaser shall be obligated to contribute more than its share of underwriting discounts and commissions and other fees pertaining to the Certificates, less any damages otherwise paid by such Underwriter or Initial Purchaser with respect to such loss, liability, claim, damage or expense. It is hereby acknowledged that the respective Underwriters' and Initial Purchaser's obligations under this Section 7 shall be several and not joint. For purposes of this Section, each person, if any, who controls an Underwriter or the Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and such Underwriter's or Initial Purchaser's officers and directors, shall have the same rights to contribution as such Underwriter or Initial Purchaser, as the case may be, and each director of the Seller and each person, if any who controls the Seller within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Seller.

            (e) The Purchaser and the Seller agree that it would not be just and equitable if contribution pursuant to Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 7(d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 7 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 7, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (f) The indemnity and contribution agreements contained in this
Section 7 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by the Purchaser, the Underwriters, the Initial Purchaser, any of their respective directors or officers, or any person controlling the Purchaser, the Underwriters or the Initial Purchaser and (iii) acceptance of and payment for any of the Certificates.

            (g) Without limiting the generality or applicability of any other provision of this Agreement, the Underwriters, the Initial Purchaser and their directors, officers and controlling parties shall be third-party beneficiaries of the provisions of this Section 7.

            SECTION 8. Costs. The Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the Seller's pro rata portion of the aggregate of the following amounts (the Seller's pro rata portion to be determined according to the percentage that the Wachovia Mortgage Loan Balance represents as of the Cut-Off Date Pool Balance): (i) the costs and expenses of printing and delivering the Pooling and Servicing Agreement and the Certificates; (ii) the costs and expenses of printing (or otherwise reproducing) and delivering a final Prospectus, Term Sheet, Preliminary Prospectus Supplement, each other Free Writing Prospectus, Preliminary Memorandum and Memorandum relating to the Certificates; (iii) the initial fees, costs, and expenses of the Trustee (including reasonable attorneys' fees); (iv) the filing fee charged by the Commission for registration of the Certificates so registered; (v) the fees charged by the Rating Agencies to rate the Certificates so rated; (vi) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in any Free Writing Prospectus, the Prospectus Supplement, the Preliminary Memorandum and the Memorandum, including in respect of the cost of obtaining any "comfort letters" with respect to such items; (vii) the reasonable out-of-pocket costs and expenses in connection with the qualification or exemption of the Certificates under state securities or "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith, in connection with the preparation of any "Blue Sky" survey and in connection with any determination of the eligibility of the Certificates for investment by institutional investors and the preparation of any legal investment survey;
(viii) the expenses of printing any such "Blue Sky" survey and legal investment survey; and (ix) the reasonable fees and disbursements of counsel to the Underwriters or the Initial Purchaser; provided, however, Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the expense of recording any assignment of Mortgage or assignment of Assignment of Leases as contemplated by Section 2 hereof with respect to the Wachovia Mortgage Loans. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

            SECTION 9. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then,
(a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the Uniform Commercial Code of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Certificate Account, the Distribution Account or, if established, the REO Account (each as defined in the Pooling and Servicing Agreement) whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by Section 1 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the Uniform Commercial Code of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

            SECTION 10. Covenants of Purchaser. The Purchaser shall provide the Seller with all forms of Disclosure Materials (including the Preliminary Prospectus Supplement, the final form of the Memorandum and the final form of the Prospectus Supplement) promptly upon any such document becoming available.

            SECTION 11. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

            SECTION 12. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee).

            SECTION 13. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 15. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

            SECTION 16. Attorneys Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party which obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party which commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

            SECTION 17. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 18. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, the Underwriters and the Initial Purchaser (each as intended third party beneficiaries hereof) and their permitted successors and assigns, and the officers, directors and controlling persons referred to in Section 7. This Agreement is enforceable by the Underwriters, the Initial Purchaser and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

            SECTION 19. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party, or third party beneficiary, against whom such waiver or modification is sought to be enforced. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein, Section 2.01(d) thereof or the repurchase obligations or any other obligations of the Seller shall be effective against the Seller (in such capacity) unless the Seller shall have agreed to such amendment in writing.

            SECTION 20. Accountants' Letters. The parties hereto shall cooperate with KPMG LLP and Deloitte & Touche LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement.

            IN WITNESS WHEREOF, the Seller and the Purchaser have each caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                       SELLER

                                       WACHOVIA BANK, NATIONAL
                                       ASSOCIATION

                                       By:   /s/ Charles L. Culbreth
                                          --------------------------------------
                                          Name:  Charles L. Culbreth
                                          Title: Managing Director

                                       Address for Notices:

                                       One Wachovia Center
                                       301 South College Street
                                       Charlotte, North Carolina 28288-0166
                                       Telecopier No.: (704) 383-1942
                                       Telephone No.: (704) 374-6161


                                       PURCHASER

                                       WACHOVIA COMMERCIAL MORTGAGE
                                          SECURITIES, INC.

                                       By:   /s/ H. Royer Culp, Jr.
                                          --------------------------------------
                                          Name:  H. Royer Culp, Jr.
                                          Title: Vice President

                                       Address for Notices:

                                       One Wachovia Center
                                       301 South College Street
                                       Charlotte, North Carolina  28288-0166
                                       Telecopier No.: (704) 383-1942
                                       Telephone No.: (704) 374-6161

                                    EXHIBIT A

                             Mortgage Loan Schedule

Mortgage
Loan       Loan Group
Number     Number       Property Name
--------   ----------   ------------------------------------------------------
1                   1   Prime Outlets Pool(1)
1.01                    Prime Outlets at San Marcos
1.02                    Prime Outlets at Grove City
1.03                    Prime Outlets at Ellenton
1.04                    Prime Outlets at Jeffersonville
1.05                    Prime Outlets at Pleasant Prairie
1.06                    Prime Outlets at Huntley
1.07                    Prime Outlets at Gulfport
1.08                    Prime Outlets at Naples
1.09                    Prime Outlets at Lebanon
1.10                    Prime Outlets at Florida City
2                   1   Marriott - Chicago, IL
3                   1   530 Fifth Avenue
4                   1   Independent Square
5                   1   Central Parke Pool
5.01                    4600 Smith Road
5.02                    4643 Forest Avenue
5.03                    4600 Montgomery Road
5.04                    4650 Montgomery Road
5.05                    2100 Sherman Avenue
5.06                    4700 Smith Road
5.07                    2300 Wall Street
5.08                    4650 Wesley Avenue
5.09                    4850 Smith Road
5.10                    4600 Wesley Avenue
5.11                    4623 Wesley Avenue
6                   1   Westfield Gateway
7                   1   Hercules Plaza
8                   1   Piedmont Center Buildings 9-12
9                   1   Cotswold Village Shops
10                  1   Doubletree Hotel - Scottsdale, AZ(3)
11                  1   Campbell Technology Park
12                  1   Phillips Place
13                  1   Cedarbrook Plaza
14                  1   Bethesda Gateway
15                  1   Paoli Shopping Center
16                  1   The Paramount Building
17                  1   Sherry Lane Place
18                  1   Wilshire Roxbury Building
19                  1   Wyndham Hotel Greenspoint(4)
20                  1   Shoppes at North Village
21                  2   Waterstone Apartments Lot 3(5)
22                  1   Quantum Buildings A/B
23                  1   Hampton Inn - Las Vegas, NV
24                  1   Prime Outlets - St. Augustine, FL
25                  1   Caribbean Corporate Center
26                  1   Carmenita Plaza
27                  2   Fountainhead
28                  2   Oaks of Eagle Creek
29                  2   Waterstone Apartments Lot 2(6)
30                  2   Regents Center(7)
31                  1   Metro Pointe 6
32                  1   Burlington Crossing
33                  2   The Meadows Apartment Complex
34                  1   808 South Olive Street and 801-807 South Hill Street
35                  1   Salem Consumer Square(8)
36                  1   West Goshen Town Center
37                  1   Cerritos College Square
38                  1   Skagit Valley Square
39                  1   Marketplace at Westtown
40                  1   Crowne Plaza - Worcester, MA
41                  1   Citrus Tower Village
42                  1   Summit Ridge Business Park
43                  2   Allegro
44                  2   Brodick Hill Apartments
45                  2   Platte View Landing Apartments
46                  1   Puente Hills Business Center III
47                  1   Joesler Village
48                  1   The Atrium Tower Office Building
49                  2   The Lodge
50                  1   Caprock Center
51                  1   Puente Hills Business Center I
53                  1   Hilton Garden Inn - Colonial Heights, VA
54                  2   The Enclave at Deep River Plantation Apartment Complex
55                  2   The Arbors on Saratoga Apartments
56                  1   Summit Medical Office
57                  1   BJ's - Homestead, FL
58                  2   Spring Lake Apartments
59                  1   Holiday Inn - Louisville, KY(9)
60                  1   Fresh Market Shoppes Shopping Center
61                  1   Metro Pointe 4
62                  1   Rosenstar Retail Center
63                  1   Seven for All Mankind
64                  1   Cowboy Partners Center
65                  1   Embassy Plaza
66                  2   Arbor Trace Apartments
67                  1   Trade Centre Office Building
68                  1   Walgreens Pool
68.01                   Walgreens - Saint Louis, MO (Gravois Avenue)
68.02                   Walgreens - Florissant, MO
68.03                   Walgreens - Saint Louis, MO (Telegraph Road)
69                  1   Hampton Inn - Largo, MD
71                  2   Brookside West
72                  2   Greenspire Apartments
73                  1   Merchants Pointe
74                  1   Hilton Garden Inn - Napa, CA
75                  2   200 Roy Street
76                  1   Quantum Building C
77                  1   Plaza Del Oro
78                  1   Northside Johns Creek Medical
80                  2   Landera
81                  2   Mountainside Village Apartments
82                  1   Holiday Inn - Charleston, WV(10)
83                  1   Wal-Mart - Rancho Cordova, CA
84                  2   The Retreat Apartments
85                  1   PGA National Office Center
86                  1   Village Plaza Shopping Center
87                  2   Woods of Elm Creek
88                  1   Homeplace of Burlington
89                  2   Weatherly Apartments
90                  2   Stonybrook Apartments
91                  1   Oak Haven Assisted Living
92                  1   Puente Hills Business Center II
93                  2   6700 Roosevelt
94                  1   Hampton Inn - Norcross, GA(11)
95                  1   Kohl's - Saint Joseph, MO
97                  2   Rao's City Views Apartment Building
98                  1   5100 Hickory Hill Road
99                  1   Hampton Inn - Fairhaven, MA
101                 1   Dolphin Square
102                 1   Hampton Inn - Franklin, MA
103                 1   415 Executive Center
105                 1   North Madison Corners
106                 1   Rosser International Building
107                 2   Capital Garage Apartments
108                 1   Lowe's - Enterprise, AL
109                 2   Springwood Apartments
110                 1   Monmouth Mobile Home Park
111                 1   Business Center I
112                 1   Business Center II
113                 1   Sam Hughes Place
114                 1   The Shops at Stonehenge
115                 1   Hampton Inn - Carrollton, GA(12)
118                 1   Walgreens - Decatur, IL
119                 1   CVS - Okeechobee, FL
120                 2   Cedar Creek Apartments
121                 1   Federal Express - Rockford, IL
123                 1   Carle Foundation Office Building
124                 1   CVS - Cape Coral, FL
125                 1   Chadwick West Shopping Center
126                 1   Walgreens - Twin Oaks, MO
127                 1   Bi-Lo Plaza
129                 1   Amity Commons Shopping Center
130                 1   Academy Sports - Macon, GA
131                 1   Rite Aid - Toledo, OH
132                 1   La-Z Boy - Glendale, AZ
133                 1   Fairfield Inn & Suites - Charleston, SC
134                 2   Stonewood Apartment Homes
135                 1   Eckerd - Lawrenceville, GA
137                 1   Hannaford - Topsham, ME
138                 1   Office Depot Plaza
139                 2   Catawba Place Apartments
140                 2   Winchester Apartments
141                 1   CVS - Madison, MS
142                 2   Eastside/Waterside Apartments
143                 1   Flamingo Plaza
144                 1   CVS - Richland Hills, TX
145                 1   Rite Aid - Defiance, OH
146                 1   Rite Aid - Wauseon, OH
147                 1   Rite Aid - Enterprise, AL
148                 1   CVS - Alpharetta, GA
149                 1   Staples - Crossville, TN
150                 1   David's Bridal - Lenexa, KS
151                 1   Rite Aid - Saco, ME
152                 1   Swann/Henderson Retail Center

Mortgage
Loan
Number     Address                                                           City                 State     Zip Code
--------   ---------------------------------------------------------------   ------------------   -------   --------
1          Various                                                           Various              Various   Various
1.01       3939 Interstate Highway 35 South                                  San Marcos           TX           78666
1.02       1911 Leesburg-Grove City Road                                     Grove City           PA           16127
1.03       5461 Factory Shops Boulevard                                      Ellenton             FL           34222
1.04       8000 Factory Shops Boulevard                                      Jeffersonville       OH           43128
1.05       11211 120th Avenue                                                Pleasant Prairie     WI           53158
1.06       11800 Factory Shops Boulevard                                     Huntley              IL           60142
1.07       10000 Factory Shops Boulevard                                     Gulfport             MS           39503
1.08       6060 Collier Boulevard                                            Naples               FL           34114
1.09       One Outlet Village Boulevard                                      Lebanon              TN           37090
1.10       250 East Palm Drive                                               Homestead            FL           33034
2          540 North Michigan Avenue                                         Chicago              IL           60611
3          530 Fifth Avenue                                                  New York             NY           10036
4          1 Independent Drive                                               Jacksonville         FL           32202
5          Various                                                           Cincinnati           OH           45212
5.01       4600 Smith Road                                                   Cincinnati           OH           45212
5.02       4643 Forest Avenue                                                Cincinnati           OH           45212
5.03       4600 Montgomery Road                                              Cincinnati           OH           45212
5.04       4650 Montgomery Road                                              Cincinnati           OH           45212
5.05       2100 Sherman Avenue                                               Cincinnati           OH           45212
5.06       4700 Smith Road                                                   Cincinnati           OH           45212
5.07       2300 Wall Street                                                  Cincinnati           OH           45212
5.08       4650 Wesley Avenue                                                Cincinnati           OH           45212
5.09       4850 Smith Road                                                   Cincinnati           OH           45212
5.10       4600 Wesley Avenue                                                Cincinnati           OH           45212
5.11       4623 Wesley Avenue                                                Cincinnati           OH           45212
6          6100 "O" Street                                                   Lincoln              NE           68505
7          1313 North Market Street                                          Wilmington           DE           19801
8          3565 Piedmont Road NE                                             Atlanta              GA           30305
9          104-334 South Sharon Amity Road                                   Charlotte            NC           28211
10         5401 North Scottsdale Road                                        Scottsdale           AZ           85250
11         635, 655, 675, 695 Campbell Parkway                               Campbell             CA           95008
12         6705-6907 Phillips Place Court                                    Charlotte            NC           28210
13         1000 Easton Road                                                  Wyncote              PA           19095
14         7201 Wisconsin Avenue                                             Bethesda             MD           20814
15         Routes 30 & 252                                                   Paoli                PA           19301
16         1501 Broadway                                                     New York             NY           10036
17         5956 Sherry Lane                                                  Dallas               TX           75225
18         9701 Wilshire Boulevard                                           Beverly Hills        CA           90210
19         12400 Greenspoint Drive                                           Houston              TX           77060
20         5201 North Belt Highway                                           Saint Joseph         MO           64506
21         1171 East Baywood Drive                                           Corona               CA           92881
22         10125 & 10205 Federal Drive                                       Colorado Springs     CO           80908
23         4955-75 South Industrial Road                                     Las Vegas            NV           89118
24         500 Belz Outlet Boulevard                                         Saint Augustine      FL           32084
25         1310-1314, 1315, 1320-1324, & 1325-1327 Chesapeak Terrace         Sunnyvale            CA           94089
26         13171-13543 Telegraph Road                                        Santa Fe Springs     CA           90670
27         4400 Horizon Hill Boulevard                                       San Antonio          TX           78229
28         5483 Holly Springs Drive                                          Indianapolis         IN           46254
29         1171 East Baywood Drive                                           Corona               CA           92881
30         12490 Quivira Street                                              Overland Park        KS           66210
31         949 South Coast Drive                                             Costa Mesa           CA           92626
32         1899 South Burlington Boulevard                                   Burlington           WA           98233
33         99 Ascension Drive                                                Asheville            NC           28806
34         808 South Olive Street and 801-807 South Hill Street              Los Angeles          CA           90014
35         5415-5597 Salem Avenue                                            Dayton               OH           45426
36         1115 West Chester Pike                                            West Chester         PA           19382
37         10802-10930 Alondra Boulevard                                     Cerritos             CA           90703
38         100-310 East College Way                                          Mount Vernon         WA           98273
39         1524 West Chester Pike                                            Westtown Township    PA           19382
40         10 Lincoln Square                                                 Worcester            MA           01608
41         240 Citrus Tower Boulevard                                        Clermont             FL           34711
42         6759, 6769, &6779 Mesa Ridge Road                                 San Diego            CA           92121
43         4115 Roosevelt Street                                             Seattle              WA           98105
44         7703 Lee Road                                                     Lithia Springs       GA           30122
45         90 South Miller Street                                            Brighton             CO           80601
46         17700 Castleton Street                                            City of Industry     CA           91784
47         1825 East River Road                                              Tucson               AZ           85718
48         7680 Universal Boulevard                                          Orlando              FL           32819
49         4900 Medical Drive                                                San Antonio          TX           78229
50         2625-2811 50th Street                                             Lubbock              TX           79413
51         17870/17890 Castleton Street                                      City of Industry     CA           91784
53         800 Southpark Boulevard                                           Colonial Heights     VA           23834
54         4203 River Birch Loop                                             Greensboro           NC           27409
55         6225 Saratoga Boulevard                                           Corpus Christi       TX           78414
56         620 Summit Crossing Place                                         Gastonia             NC           28054
57         600 SE 8th Street                                                 Homestead            FL           33030
58         1287 Cedar Shoals Drive                                           Athens               GA           30605
59         2715 Fern Valley Road                                             Louisville           KY           40213
60         890 William Hilton Parkway                                        Hilton Head Island   SC           29928
61         959 South Coast Drive                                             Costa Mesa           CA           92626
62         1111 South Willow Street                                          Manchester           NH           03103
63         4440 East 26th Street                                             Vernon               CA           90023
64         6440 South Wasatch Boulevard                                      Salt Lake City       UT           84121
65         3900 West Ina Road                                                Tucson               AZ           85741
66         624 Suhtai Court                                                  Virginia Beach       VA           23451
67         750 Trade Centre Way                                              Portage              MI           49002
68         Various                                                           Various              MO        Various
68.01      11590 Gravois Avenue                                              Saint Louis          MO           63126
68.02      500 Howdershell Road                                              Florissant           MO           63031
68.03      6071 Telegraph Road                                               Saint Louis          MO           63129
69         9421 Largo Drive West                                             Largo                MD           20774
71         420 Berckmans Road                                                Augusta              GA           30909
72         8380 Greenspire Drive                                             Portage              MI           49024
73         2811 Clark Road                                                   Sarasota             FL           34231
74         3585 Solano Avenue                                                Napa                 CA           94558
75         200 Roy Street                                                    Seattle              WA           98109
76         10285 Federal Drive                                               Colorado Springs     CO           80908
77         6442-6488 North Oracle Road                                       Tucson               AZ           85704
78         3890 Johns Creek Parkway                                          Suwanne              GA           30024
80         13400 Blanco Road                                                 San Antonio          TX           78216
81         1187 South Beech Drive                                            Lakewood             CO           80228
82         699 Kanawha Boulevard                                             Charleston           WV           25301
83         10655 Folsom Boulevard                                            Rancho Cordova       CA           95670
84         3475 Pleasantdale Road                                            Doraville            GA           30340
85         300 Avenue of the Champions                                       Palm Beach Gardens   FL           33418
86         25100-25320 75th Street                                           Salem                WI           53168
87         11707 Vance Jackson Road                                          San Antonio          TX           78230
88         118 Alamance Road                                                 Burlington           NC           27215
89         1700 Weatherly Drive                                              Stone Mountain       GA           30083
90         730 South Beach Boulevard                                         Anaheim              CA           92804
91         2333 Ashley River Road                                            Charleston           SC           29414
92         17800 Castleton Street                                            City of Industry     CA           91784
93         1016 NE 67th Street                                               Seattle              WA           98115
94         440 Technology Parkway                                            Norcross             GA           30092
95         5505 North Belt Highway                                           Saint Joseph         MO           64506
97         455 East 114th Street                                             New York             NY           10029
98         5100 Hickory Hill Road                                            Memphis              TN           38141
99         1 Hampton Way                                                     Fairhaven            MA           02719
101        205-229 Gulf Breeze Parkway                                       Gulf Breeze          FL           32561
102        735 Union Street                                                  Franklin             MA           02038
103        415 Washington Street                                             Waukegan             IL           60085
105        7950 US Highway 72 West                                           Madison              AL           35758
106        512-524 West Peachtree Street                                     Atlanta              GA           30308
107        1301 West Broad Street                                            Richmond             VA           23220
108        1301 Boll Weevil Circle                                           Enterprise           AL           36330
109        172 Allen Street                                                  New Britain          CT           06053
110        4017 Route 1                                                      Monmouth Junction    NJ           08852
111        950 South Coast Drive                                             Costa Mesa           CA           92626
112        940 South Coast Drive                                             Costa Mesa           CA           92626
113        446 North Campbell Avenue                                         Tucson               AZ           85716
114        2013-2077 Wal-Mart Way                                            Midlothian           VA           23113
115        102 South Cottage Hill Road                                       Carrollton           GA           30117
118        625 W. Pershing Road                                              Decatur              IL           62526
119        106 North Parrott Avenue                                          Okeechobee           FL           34972
120        1300-1306, 1412 East Street; 309,315,329 Paul J. Manafort Drive   New Britain          CT           06053
121        3901 Dawes Road                                                   Rockford             IL           61102
123        206 West Anthony Drive                                            Champaign            IL           61822
124        1611 NE Pine Island Road                                          Cape Coral           FL           33909
125        637 Spartanburg Highway                                           Hendersonville       NC           28792
126        1391 Big Bend Road                                                Twin Oaks            MO           63021
127        155 Carolina Square                                               Edgefield            SC           29824
129        687-713 North Broadway                                            Amityville           NY           11701
130        1689 Eisenhower Parkway                                           Macon                GA           31206
131        1605 Broadway                                                     Toledo               OH           43609
132        6976 West Bell Road                                               Glendale             AZ           85308
133        2600 Elm Center Road                                              North Charleston     SC           29406
134        4524 Newby Drive                                                  Durham               NC           27704
135        1900 Duluth Highway                                               Lawrenceville        GA           30043
137        41 Lewiston Road, Route 196                                       Topsham              ME           04086
138        5450-5468 US Highway 80                                           Pearl                MS           39208
139        1920 2nd Avenue Drive NE                                          Hickory              NC           28601
140        11737 Greenwood Avenue NE                                         Seattle              WA           98133
141        110 Colony Crossing Way                                           Madison              MS           39110
142        1960 16th Street, N.E.; 1930 20th Ave Dr., N.E.                   Hickory              NC           28601
143        4713 & 4725 South Flamingo Road                                   Cooper City          FL           33330
144        7200 Grapevine Highway                                            Richland Hills       TX           76118
145        618 North Clinton Street                                          Defiance             OH           43512
146        1496 North Shoop Avenue                                           Wauseon              OH           43567
147        903 Rucker Boulevard                                              Enterprise           AL           36330
148        184 North Main Street                                             Alpharetta           GA           30004
149        2547 North Main Street                                            Crossville           TN           38555
150        9310-9320 Marshall Drive                                          Lenexa               KS           66215
151        461 Main Street                                                   Saco                 ME           04072
152        3601 Henderson Boulevard                                          Tampa                FL           33609

Mortgage                                                                                                             Original Term
Loan                               Cut-Off Date        Monthly P&I                Mortgage     Number of   Unit of   to Maturity
Number     County                  Loan Balance ($)   Payments ($)   Grace Days   Rate (%)     Units       Measure   or ARD (Mos.)
--------   ---------------------   ----------------   ------------   ----------   ----------   ---------   -------   -------------
1          Various                   315,340,000.00   1,792,444.82                    5.5100%  3,492,882   Sq. Ft.             120
1.01       Hays                                                                                  640,974   Sq. Ft.
1.02       Mercer                                                                                532,290   Sq. Ft.
1.03       Manatee                                                                               476,534   Sq. Ft.
1.04       Fayette                                                                               409,923   Sq. Ft.
1.05       Kenosha                                                                               270,324   Sq. Ft.
1.06       Kane                                                                                  279,387   Sq. Ft.
1.07       Harrison                                                                              302,799   Sq. Ft.
1.08       Collier                                                                               145,962   Sq. Ft.
1.09       Wilson                                                                                226,816   Sq. Ft.
1.10       Miami-Dade                                                                            207,873   Sq. Ft.
2          Cook                      195,000,000.00   1,153,738.32                5.87692308%      1,192   Rooms               120
3          New York                  175,000,000.00   1,007,793.34                5.62857143%    499,554   Sq. Ft.             120
4          Duval                      85,000,000.00     505,798.89                    5.9300%    651,601   Sq. Ft.             120
5          Hamilton                   83,500,000.00     491,535.15                    5.8300%    810,615   Sq. Ft.             120
5.01       Hamilton                                                                               79,986   Sq. Ft.
5.02       Hamilton                                                                               95,000   Sq. Ft.
5.03       Hamilton                                                                               92,763   Sq. Ft.
5.04       Hamilton                                                                               81,500   Sq. Ft.
5.05       Hamilton                                                                               77,171   Sq. Ft.
5.06       Hamilton                                                                               74,212   Sq. Ft.
5.07       Hamilton                                                                               72,806   Sq. Ft.
5.08       Hamilton                                                                               71,630   Sq. Ft.
5.09       Hamilton                                                                               60,000   Sq. Ft.
5.10       Hamilton                                                                               53,714   Sq. Ft.
5.11       Hamilton                                                                               51,833   Sq. Ft.
6          Lancaster                  83,000,000.00             IO                    5.8800%    518,744   Sq. Ft.             120
7          New Castle                 77,892,043.17     515,506.83                    6.2700%    518,409   Sq. Ft.             120
8          Fulton                     65,000,000.00             IO                    5.8500%    549,561   Sq. Ft.             120
9          Mecklenburg                51,000,000.00     300,219.07                    5.8300%    256,745   Sq. Ft.             120
10         Maricopa                   48,000,000.00     295,048.72                    5.5100%        378   Rooms               120
11         Santa Clara                46,000,000.00     265,237.75                    5.6400%    278,765   Sq. Ft.             120
12         Mecklenburg                44,500,000.00             IO                    5.7800%    129,379   Sq. Ft.             120
13         Montgomery                 44,300,000.00     266,741.21                    6.0400%    569,244   Sq. Ft.             120
14         Montgomery                 44,000,000.00     265,501.93                    6.0600%    149,074   Sq. Ft.             120
15         Chester                    40,000,000.00     240,077.44                    6.0100%    166,234   Sq. Ft.             120
16         New York                   39,500,000.00             IO                    5.4400%    638,566   Sq. Ft.             120
17         Dallas                     39,000,000.00     232,072.43                    5.9300%    286,429   Sq. Ft.             120
18         Los Angeles                35,789,000.00             IO                    6.3700%    107,664   Sq. Ft.              60
19         Harris                     34,000,000.00     196,475.15                    5.6600%        472   Rooms               120
20         Buchanan                   30,856,000.00             IO                    5.1500%    226,160   Sq. Ft.             120
21         Riverside                  28,400,000.00             IO                    6.5700%        216   Units                60
22         El Paso                    28,250,000.00     159,692.13                    5.4600%    284,163   Sq. Ft.             120
23         Clark                      28,000,000.00     167,514.28                    5.9800%        319   Rooms               120
24         Saint Johns                27,250,000.00     164,957.60                    6.0900%    249,258   Sq. Ft.             120
25         Santa Clara                26,500,000.00     162,745.47                    5.9150%    253,540   Sq. Ft.              60
26         Los Angeles                26,500,000.00     153,638.22                    5.6900%    163,399   Sq. Ft.             120
27         Bexar                      26,400,000.00     157,264.39                    5.9400%        688   Units               120
28         Marion                     26,000,000.00     152,059.44                    5.7700%        632   Units               120
29         Riverside                  24,600,000.00             IO                    6.5700%        184   Units                60
30         Johnson                    24,050,000.00             IO                    5.4200%        424   Units               120
31         Orange                     23,868,000.00     135,370.17                    5.4900%    121,043   Sq. Ft.             120
32         Skagit                     22,000,000.00             IO                    5.5300%    162,187   Sq. Ft.             120
33         Buncombe                   21,300,000.00     123,625.29                    5.7000%        392   Units               120
34         Los Angeles                21,200,000.00     129,981.02                    6.2100%    300,213   Sq. Ft.              72
35         Montgomery                 20,800,000.00     122,442.29                    5.8300%    274,652   Sq. Ft.             120
36         Chester                    20,250,000.00     118,946.48                    5.8100%    138,943   Sq. Ft.             120
37         Los Angeles                19,600,000.00     113,262.15                    5.6600%    142,523   Sq. Ft.             120
38         Skagit                     18,500,000.00     108,196.14                    5.7700%    172,018   Sq. Ft.             120
39         Chester                    18,160,000.00     106,670.02                    5.8100%    115,064   Sq. Ft.             120
40         Worcester                  17,301,880.86     112,404.93                    6.0400%        243   Rooms                60
41         Lake                       17,297,000.00     100,830.74                    5.7400%    172,300   Sq. Ft.             120
42         San Diego                  16,900,000.00      98,623.81                    5.7500%    133,841   Sq. Ft.              72
43         King                       16,217,053.39      92,571.81                    5.5300%        142   Units               120
44         Douglas                    15,717,000.00             IO                    5.8200%        312   Units               120
45         Adams                      15,700,000.00      88,650.98                    5.4500%        216   Units               120
46         Los Angeles                15,600,000.00      88,477.23                    5.4900%    108,461   Sq. Ft.             120
47         Pima                       15,575,000.00      92,082.24                    5.8700%     72,856   Sq. Ft.             120
48         Orange                     15,484,212.11      91,737.89                    5.8800%    106,611   Sq. Ft.             120
49         Bexar                      14,780,000.00      88,044.23                    5.9400%        384   Units               120
50         Lubbock                    14,720,000.00      88,632.74                    6.0400%    258,129   Sq. Ft.              60
51         Los Angeles                14,200,000.00      80,536.97                    5.4900%    111,346   Sq. Ft.             120
53         Colonial Heights City      14,000,000.00      92,526.87                    6.2700%        155   Rooms               120
54         Guilford                   13,725,000.00      80,269.84                    5.7700%        220   Units               120
55         Nueces                     13,600,000.00      77,989.00                    5.5900%        252   Units               120
56         Gaston                     13,080,685.71      83,285.96                    5.8600%     88,679   Sq. Ft.             120
57         Miami-Dade                 12,362,000.00             IO                    5.4200%    117,593   Sq. Ft.             120
58         Clarke                     12,300,000.00      71,467.22                    5.7100%        220   Units               120
59         Jefferson                  12,297,657.73      71,757.73                    5.7100%        406   Rooms               120
60         Beaufort                   11,870,000.00             IO                    5.6900%     86,120   Sq. Ft.             120
61         Orange                     11,732,000.00      66,539.42                    5.4900%     82,871   Sq. Ft.             120
62         Hillsborough               11,700,000.00      69,097.79                    5.8600%     86,669   Sq. Ft.             120
63         Los Angeles                11,500,000.00      71,032.01                    6.2800%    220,000   Sq. Ft.             120
64         Salt Lake                  11,200,000.00      66,718.23                    5.9400%     71,462   Sq. Ft.             120
65         Pima                       11,100,000.00      65,767.14                    5.8900%    111,381   Sq. Ft.             120
66         Virginia Beach City        11,062,500.00      64,206.80                    5.7000%        148   Units               120
67         Kalamazoo                  11,000,000.00      62,318.83                    5.4800%     79,112   Sq. Ft.             120
68         Saint Louis                10,660,000.00             IO                    5.4800%     45,360   Sq. Ft.             120
68.01      Saint Louis                                                                            15,120   Sq. Ft.
68.02      Saint Louis                                                                            15,120   Sq. Ft.
68.03      Saint Louis                                                                            15,120   Sq. Ft.
69         Prince Georges             10,485,240.54      68,746.96                    6.1700%        127   Rooms               120
71         Richmond                   10,280,955.16      61,422.99                    5.9500%        188   Units               120
72         Kalamazoo                  10,200,000.00      57,786.55                    5.4800%        288   Units               120
73         Sarasota                    9,980,332.22      57,850.07                    5.6700%     87,796   Sq. Ft.             120
74         Napa                        9,910,218.66      59,794.67                    6.0500%         80   Rooms               120
75         King                        9,780,130.66      55,827.92                    5.5300%         76   Units               120
76         El Paso                     9,691,468.64      55,278.51                    5.5100%    122,041   Sq. Ft.             120
77         Pima                        9,200,000.00      54,509.70                    5.8900%    103,493   Sq. Ft.             120
78         Forsyth                     9,000,000.00             IO                    5.6900%     52,090   Sq. Ft.             120
80         Bexar                       8,300,000.00      49,442.97                    5.9400%        184   Units               120
81         Jefferson                   8,000,000.00      46,432.03                    5.7000%        124   Units               120
82         Kanawha                     7,966,664.40      46,940.24                    5.8000%        256   Rooms               120
83         Sacramento                  7,641,000.00             IO                    5.8400%    120,000   Sq. Ft.             120
84         DeKalb                      7,560,000.00      45,471.94                    6.0300%        226   Units                84
85         Palm Beach                  7,492,331.54      44,293.46                    5.8600%     60,000   Sq. Ft.             120
86         Kenosha                     7,200,000.00      42,521.72                    5.8600%     62,572   Sq. Ft.             120
87         Bexar                       7,020,000.00      41,818.03                    5.9400%        185   Units               120
88         Alamance                    7,000,000.00      41,833.62                    5.9700%         86   Beds                120
89         DeKalb                      6,700,000.00      39,397.83                    5.8200%        224   Units                84
90         Orange                      6,400,000.00      38,494.76                    6.0300%         56   Units               120
91         Charleston                  6,300,000.00      39,118.57                    6.3300%        123   Beds                 60
92         Los Angeles                 6,300,000.00      35,731.19                    5.4900%    138,232   Sq. Ft.             120
93         King                        6,287,226.85      35,889.38                    5.5300%         88   Units               120
94         Gwinnett                    6,206,362.29      40,728.54                    6.1200%        149   Rooms               120
95         Buchanan                    6,195,000.00             IO                    5.1800%     88,800   Sq. Ft.             120
97         New York                    6,100,000.00      35,365.78                    5.6900%         22   Units               120
98         Shelby                      6,093,869.11      36,376.72                    5.9500%    127,000   Sq. Ft.             120
99         Bristol                     5,955,285.00      36,861.59                    6.3000%        107   Rooms                84
101        Santa Rosa                  5,550,000.00      32,001.51                    5.6400%     31,370   Sq. Ft.             120
102        Norfolk                     5,249,516.00      32,493.08                    6.3000%         94   Rooms                84
103        Lake                        5,194,723.57      30,843.10                    5.9000%     73,418   Sq. Ft.             120
105        Madison                     4,994,588.71      28,577.96                    5.5600%     66,245   Sq. Ft.             120
106        Fulton                      4,988,775.21      34,933.13                    5.6900%     62,328   Sq. Ft.             120
107        Richmond City               4,865,000.00      28,144.06                    5.6700%         36   Units               120
108        Coffee                      4,859,000.00             IO                    5.5200%     95,173   Sq. Ft.              60
109        Hartford                    4,720,000.00      27,335.11                    5.6800%        111   Units               120
110        Middlesex                   4,586,389.73      28,302.99                    5.5200%        280   Pads                120
111        Orange                      4,500,000.00      25,522.28                    5.4900%     38,989   Sq. Ft.             120
112        Orange                      4,500,000.00      25,522.28                    5.4900%     38,989   Sq. Ft.             120
113        Pima                        4,500,000.00      26,604.82                    5.8700%     16,367   Sq. Ft.             120
114        Chesterfield                4,500,000.00      28,030.01                    6.3600%     31,170   Sq. Ft.             120
115        Caroll                      4,468,580.85      29,324.55                    6.1200%         77   Rooms               120
118        Macon                       4,246,355.79      24,163.39                    5.5100%     14,820   Sq. Ft.             120
119        Okeechobee                  4,076,000.00             IO                    5.6000%     13,050   Sq. Ft.             120
120        Hartford                    4,075,000.00      23,573.90                    5.6700%         60   Units               120
121        Winnebago                   3,998,000.00             IO                    5.6100%     68,133   Sq. Ft.              60
123        Champaign                   3,840,000.00      22,727.32                    5.8800%     29,680   Sq. Ft.             120
124        Lee                         3,812,000.00             IO                    5.1500%     13,813   Sq. Ft.             120
125        Henderson                   3,750,000.00      22,531.39                    6.0200%     38,320   Sq. Ft.             120
126        Saint Louis                 3,742,000.00             IO                    5.1800%     14,739   Sq. Ft.             120
127        Edgefield                   3,681,401.18      22,330.91                    6.1000%     42,214   Sq. Ft.             120
129        Suffolk                     3,600,000.00      22,072.25                    6.2100%     40,299   Sq. Ft.             120
130        Bibb                        3,478,000.00             IO                    5.6900%     74,596   Sq. Ft.             120
131        Lucas                       3,471,056.07      21,834.83                    5.7000%     11,180   Sq. Ft.             120
132        Maricopa                    3,415,000.00             IO                    5.7600%     23,000   Sq. Ft.              60
133        Charleston                  3,193,356.74      23,576.59                    6.3500%         79   Rooms               120
134        Durham                      3,120,000.00      18,167.85                    5.7300%        100   Units               120
135        Gwinnett                    3,093,624.02      19,860.86                    5.9000%     12,739   Sq. Ft.             120
137        Sagadahoc                   2,994,138.21      17,412.01                    5.7000%     71,000   Sq. Ft.             120
138        Rankin                      2,990,000.00             IO                    6.2900%     30,060   Sq. Ft.              60
139        Catawba                     2,917,042.73      17,338.27                    5.9100%         80   Units               120
140        King                        2,894,120.30      16,520.51                    5.5300%         40   Units               120
141        Madison                     2,809,000.00             IO                    5.6000%     13,824   Sq. Ft.             120
142        Catawba                     2,517,447.83      14,963.17                    5.9100%         88   Units               120
143        Broward                     2,395,207.25      13,777.90                    5.6000%      7,200   Sq. Ft.             120
144        Tarrant                     2,379,000.00             IO                    5.5200%     10,908   Sq. Ft.              60
145        Defiance                    2,321,000.00             IO                    5.7600%     14,564   Sq. Ft.             120
146        Fulton                      2,142,000.00             IO                    5.8000%     14,564   Sq. Ft.             120
147        Coffee                      2,043,000.00             IO                    5.8000%     14,564   Sq. Ft.             120
148        Fulton                      2,015,000.00             IO                    5.5200%     10,125   Sq. Ft.              60
149        Cumberland                  1,885,000.00             IO                    5.7100%     23,942   Sq. Ft.              60
150        Johnson                     1,799,000.00             IO                    5.8600%     12,000   Sq. Ft.              60
151        York                        1,375,000.00             IO                    5.8200%     11,180   Sq. Ft.              60
152        Hillsborough                  916,895.46       5,892.12                    5.8800%      5,058   Sq. Ft.             120

Mortgage   Remaining Term   Maturity      Original     Remaining               Master                     Anticipated
Loan       to Maturity      Date             Amort         Amort   Ground      Servicing                  Repayment
Number     or ARD (Mos.)    or ARD     Term (Mos.)   Term (Mos.)   Lease       Fee Rate        ARD Loan   Date
--------   --------------   --------   -----------   -----------   ---------   ---------       --------   -----------
1                     116   01/11/16           360           360   Various       0.02000%      N
1.01                                                               Fee
1.02                                                               Fee
1.03                                                               Fee
1.04                                                               Fee
1.05                                                               Fee
1.06                                                               Fee
1.07                                                               Leasehold
1.08                                                               Fee
1.09                                                               Fee
1.10                                                               Fee
2                     119   04/11/16           360           360   Fee           0.02000%      N
3                     120   05/11/16           360           360   Fee           0.02000%      N
4                     119   04/11/16           360           360   Fee           0.02000%      N
5                     120   05/11/16           360           360   Fee           0.02000%      N
5.01                                                               Fee
5.02                                                               Fee
5.03                                                               Fee
5.04                                                               Fee
5.05                                                               Fee
5.06                                                               Fee
5.07                                                               Fee
5.08                                                               Fee
5.09                                                               Fee
5.10                                                               Fee
5.11                                                               Fee
6                     120   05/11/16            IO            IO   Fee           0.02000%      N
7                     119   04/11/16           300           299   Leasehold     0.02000%      N
8                     119   04/11/16            IO            IO   Fee           0.02000%      N
9                     120   05/11/16           360           360   Fee           0.02000%      N
10                    113   10/11/15           300           300   Fee           0.02000%      N
11                    120   05/11/16           360           360   Fee           0.02000%      N
12                    119   04/11/16            IO            IO   Fee           0.02000%      N
13                    119   04/11/16           360           360   Fee           0.02000%      N
14                    118   03/11/16           360           360   Fee           0.03500%      N
15                    119   04/11/16           360           360   Fee           0.02000%      N
16                    119   04/11/16            IO            IO   Both          0.02000%      N
17                    119   04/11/16           360           360   Fee           0.02000%      N
18                     60   05/11/11            IO            IO   Fee           0.02000%      N
19                    118   03/11/16           360           360   Fee           0.02000%      N
20                    114   11/11/15            IO            IO   Fee           0.02000%      Y          11/11/2015
21                     59   04/11/11            IO            IO   Fee           0.05000%      N
22                    117   02/11/16           360           360   Fee           0.02000%      N
23                    111   08/11/15           360           360   Fee           0.02000%      N
24                    119   04/11/16           360           360   Fee           0.02000%      N
25                     50   07/06/10           330           330   Fee           0.02000%      N
26                    117   02/11/16           360           360   Fee           0.02000%      N
27                    120   05/11/16           360           360   Fee           0.02000%      N
28                    119   04/11/16           360           360   Fee           0.02000%      N
29                     59   04/11/11            IO            IO   Fee           0.05000%      N
30                    119   04/11/16            IO            IO   Fee           0.02000%      N
31                    120   05/11/16           360           360   Leasehold     0.02000%      N
32                    120   05/11/16            IO            IO   Fee           0.05000%      N
33                    119   04/11/16           360           360   Fee           0.02000%      N
34                     71   04/11/12           360           360   Fee           0.02000%      N
35                    120   05/11/16           360           360   Fee           0.02000%      N
36                    119   04/11/16           360           360   Fee           0.02000%      N
37                    119   04/11/16           360           360   Fee           0.02000%      Y          4/11/2016
38                    119   04/11/16           360           360   Fee           0.02000%      N
39                    119   04/11/16           360           360   Fee           0.02000%      N
40                     57   02/11/11           300           297   Fee           0.02000%      N
41                    119   04/11/16           360           360   Leasehold     0.02000%      N
42                     70   03/11/12           360           360   Fee           0.05000%      N
43                    118   03/11/16           360           358   Fee           0.02000%      N
44                    119   04/11/16            IO            IO   Fee           0.02000%      Y          4/11/2016
45                    119   04/11/16           360           360   Fee           0.02000%      N
46                    120   05/11/16           360           360   Leasehold     0.02000%      N
47                    120   05/11/16           360           360   Fee           0.05000%      N
48                    119   04/11/16           360           359   Fee           0.02000%      N
49                    120   05/11/16           360           360   Fee           0.02000%      N
50                     59   04/11/11           360           360   Fee           0.02000%      N
51                    120   05/11/16           360           360   Leasehold     0.02000%      N
53                    120   05/11/16           300           300   Fee           0.02000%      N
54                    119   04/11/16           360           360   Fee           0.02000%      N
55                    119   04/11/16           360           360   Fee           0.06000%      N
56                    119   04/11/16           300           299   Fee           0.02000%      N
57                    116   01/11/16            IO            IO   Fee           0.02000%      Y          1/11/2016
58                    119   04/11/16           360           360   Fee           0.02000%      N
59                    116   01/11/16           360           356   Fee           0.02000%      N
60                    118   03/11/16            IO            IO   Fee           0.06000%      N
61                    120   05/11/16           360           360   Leasehold     0.02000%      N
62                    119   04/11/16           360           360   Fee           0.02000%      N
63                    120   05/11/16           360           360   Fee           0.02000%      N
64                    120   05/11/16           360           360   Fee           0.02000%      N
65                    120   05/11/16           360           360   Fee           0.05000%      N
66                    120   05/11/16           360           360   Fee           0.02000%      N
67                    119   04/11/16           360           360   Fee           0.02000%      N
68                    114   11/11/15            IO            IO   Fee           0.02000%      Y          11/11/2015
68.01                                                              Fee
68.02                                                              Fee
68.03                                                              Fee
69                    119   04/11/16           300           299   Fee           0.02000%      N
71                    118   03/11/16           360           358   Fee           0.02000%      N
72                    119   04/11/16           360           360   Fee           0.02000%      N
73                    118   03/11/16           360           358   Fee           0.02000%      N
74                    119   04/11/16           360           359   Fee           0.02000%      N
75                    118   03/11/16           360           358   Fee           0.02000%      N
76                    117   02/11/16           360           357   Fee           0.02000%      N
77                    120   05/11/16           360           360   Fee           0.07000%      N
78                    119   04/11/16            IO            IO   Fee           0.02000%      N
80                    120   05/11/16           360           360   Fee           0.02000%      N
81                    117   02/11/16           360           360   Fee           0.02000%      N
82                    116   01/11/16           360           356   Fee           0.02000%      N
83                    118   03/11/16            IO            IO   Fee           0.02000%      N
84                     78   11/11/12           360           360   Fee           0.02000%      N
85                    119   04/11/16           360           359   Both          0.02000%      N
86                    120   05/11/16           360           360   Fee           0.02000%      N
87                    120   05/11/16           360           360   Fee           0.02000%      N
88                    119   04/11/16           360           360   Fee           0.02000%      N
89                     79   12/11/12           360           360   Fee           0.02000%      N
90                    119   04/11/16           360           360   Fee           0.07000%      N
91                     58   03/11/11           360           360   Fee           0.02000%      N
92                    120   05/11/16           360           360   Leasehold     0.02000%      N
93                    118   03/11/16           360           358   Fee           0.02000%      N
94                    115   12/05/15           300           295   Fee           0.02000%      N
95                    114   11/11/15            IO            IO   Fee           0.02000%      Y          11/11/2015
97                    119   04/11/16           360           360   Fee           0.02000%      N
98                    119   04/11/16           360           359   Both          0.02000%      N
99                     82   03/11/13           360           360   Fee           0.02000%      N
101                   118   03/11/16           360           360   Fee           0.02000%      N
102                    82   03/11/13           360           360   Fee           0.02000%      N
103                   119   04/11/16           360           359   Fee           0.02000%      N
105                   119   04/11/16           360           359   Fee           0.02000%      N
106                   119   04/11/16           240           239   Fee           0.02000%      N
107                   120   05/11/16           360           360   Fee           0.02000%      N
108                    55   12/11/10            IO            IO   Fee           0.02000%      Y          12/11/2010
109                   120   05/11/16           360           360   Fee           0.02000%      N
110                   118   03/11/16           300           298   Fee           0.02000%      N
111                   120   05/11/16           360           360   Leasehold     0.02000%      N
112                   120   05/11/16           360           360   Leasehold     0.02000%      N
113                   120   05/11/16           360           360   Fee           0.09000%      N
114                   120   05/11/16           360           360   Fee           0.02000%      N
115                   115   12/05/15           300           295   Fee           0.02000%      N
118                   119   04/11/16           360           359   Fee           0.02000%      Y          4/11/2016
119                   117   02/11/16            IO            IO   Fee           0.02000%      Y          2/11/2016
120                   120   05/11/16           360           360   Fee           0.02000%      N
121                    55   12/11/10            IO            IO   Fee           0.02000%      Y          12/11/2010
123                   120   05/11/16           360           360   Fee           0.02000%      Y          5/11/2016
124                   120   05/11/16            IO            IO   Fee           0.02000%      N
125                   119   04/11/16           360           360   Fee           0.02000%      N
126                   116   01/11/16            IO            IO   Fee           0.02000%      Y          1/11/2016
127                   119   04/11/16           360           359   Fee           0.02000%      N
129                   120   05/11/16           360           360   Fee           0.02000%      N
130                   116   01/11/16            IO            IO   Fee           0.02000%      Y          1/11/2016
131                   117   02/11/16           300           297   Fee           0.02000%      N
132                    54   11/11/10            IO            IO   Fee           0.02000%      Y          11/11/2010
133                   119   04/11/16           240           239   Fee           0.02000%      N
134                   119   04/11/16           360           360   Fee           0.02000%      N
135                   116   01/05/16           300           296   Fee           0.02000%      N
137                   118   03/11/16           360           358   Fee           0.06000%      N
138                    58   03/11/11            IO            IO   Fee           0.02000%      N
139                   119   04/11/16           360           359   Fee           0.02000%      N
140                   118   03/11/16           360           358   Fee           0.02000%      N
141                   117   02/11/16            IO            IO   Fee           0.02000%      Y          2/11/2016
142                   119   04/11/16           360           359   Fee           0.02000%      N
143                   118   03/11/16           360           358   Fee           0.02000%      N
144                    55   12/11/10            IO            IO   Fee           0.02000%      Y          12/11/2010
145                   116   01/11/16            IO            IO   Fee           0.02000%      Y          1/11/2016
146                   117   02/11/16            IO            IO   Fee           0.02000%      Y          2/11/2016
147                   117   02/11/16            IO            IO   Fee           0.02000%      Y          2/11/2016
148                    55   12/11/10            IO            IO   Fee           0.02000%      Y          12/11/2010
149                    57   02/11/11            IO            IO   Fee           0.02000%      Y          2/11/2011
150                    56   01/11/11            IO            IO   Fee           0.02000%      Y          1/11/2011
151                    57   02/11/11            IO            IO   Fee           0.02000%      Y          2/11/2011
152                   114   11/05/15           300           294   Fee           0.02000%      N

Mortgage
Loan                                                                                                       Loan
Number     Additional Interest Rate                                                                        Originator
--------   ---------------------------------------------------------------------------------------------   ----------
1                                                                                                          Wachovia
1.01
1.02
1.03
1.04
1.05
1.06
1.07
1.08
1.09
1.10
2                                                                                                          Wachovia
3                                                                                                          Wachovia
4                                                                                                          Wachovia
5                                                                                                          Wachovia
5.01
5.02
5.03
5.04
5.05
5.06
5.07
5.08
5.09
5.10
5.11
6                                                                                                          Wachovia
7                                                                                                          Wachovia
8                                                                                                          Wachovia
9                                                                                                          Wachovia
10                                                                                                         Wachovia
11                                                                                                         Wachovia
12                                                                                                         Wachovia
13                                                                                                         Wachovia
14                                                                                                         Wachovia
15                                                                                                         Wachovia
16                                                                                                         Wachovia
17                                                                                                         Wachovia
18                                                                                                         Wachovia
19                                                                                                         Wachovia
20         Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%                                   Wachovia
21                                                                                                         Wachovia
22                                                                                                         Wachovia
23                                                                                                         Wachovia
24                                                                                                         Wachovia
25                                                                                                         Wachovia
26                                                                                                         Wachovia
27                                                                                                         Wachovia
28                                                                                                         Wachovia
29                                                                                                         Wachovia
30                                                                                                         Wachovia
31                                                                                                         Wachovia
32                                                                                                         Wachovia
33                                                                                                         Wachovia
34                                                                                                         Wachovia
35                                                                                                         Wachovia
36                                                                                                         Wachovia
37         Greater of initial interest rate plus 3.0% or TCMYI plus 3.0%                                   Wachovia
38                                                                                                         Wachovia
39                                                                                                         Wachovia
40                                                                                                         Wachovia
41                                                                                                         Wachovia
42                                                                                                         Wachovia
43                                                                                                         Wachovia
44         Greater of initial interest rate plus 3.0% or TCMYI plus 3.0%                                   Wachovia
45                                                                                                         Wachovia
46                                                                                                         Wachovia
47                                                                                                         Wachovia
48                                                                                                         Wachovia
49                                                                                                         Wachovia
50                                                                                                         Wachovia
51                                                                                                         Wachovia
53                                                                                                         Wachovia
54                                                                                                         Wachovia
55                                                                                                         Wachovia
56                                                                                                         Wachovia
57         Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%                                   Wachovia
58                                                                                                         Wachovia
59                                                                                                         Wachovia
60                                                                                                         Wachovia
61                                                                                                         Wachovia
62                                                                                                         Wachovia
63                                                                                                         Wachovia
64                                                                                                         Wachovia
65                                                                                                         Wachovia
66                                                                                                         Wachovia
67                                                                                                         Wachovia
68         Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%                                   Wachovia
68.01
68.02
68.03
69                                                                                                         Wachovia
71                                                                                                         Wachovia
72                                                                                                         Wachovia
73                                                                                                         Wachovia
74                                                                                                         Wachovia
75                                                                                                         Wachovia
76                                                                                                         Wachovia
77                                                                                                         Wachovia
78                                                                                                         Wachovia
80                                                                                                         Wachovia
81                                                                                                         Wachovia
82                                                                                                         Wachovia
83                                                                                                         Wachovia
84                                                                                                         Wachovia
85                                                                                                         Wachovia
86                                                                                                         Wachovia
87                                                                                                         Wachovia
88                                                                                                         Wachovia
89                                                                                                         Wachovia
90                                                                                                         Wachovia
91                                                                                                         Wachovia
92                                                                                                         Wachovia
93                                                                                                         Wachovia
94                                                                                                         Wachovia
95         Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%                                   Wachovia
97                                                                                                         Wachovia
98                                                                                                         Wachovia
99                                                                                                         Wachovia
101                                                                                                        Wachovia
102                                                                                                        Wachovia
103                                                                                                        Wachovia
105                                                                                                        Wachovia
106                                                                                                        Wachovia
107                                                                                                        Wachovia
108        Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%                                   Wachovia
109                                                                                                        Wachovia
110                                                                                                        Wachovia
111                                                                                                        Wachovia
112                                                                                                        Wachovia
113                                                                                                        Wachovia
114                                                                                                        Wachovia
115                                                                                                        Wachovia
118        Greater of initial interest rate plus 2.5% or TCMYI plus 2.5%, each increasing 0.25% annually   Wachovia
119        Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%                                   Wachovia
120                                                                                                        Wachovia
121        Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%                                   Wachovia
123        Greater of initial interest rate plus 2.5% or TCMYI plus 2.5%                                   Wachovia
124                                                                                                        Wachovia
125                                                                                                        Wachovia
126        Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%                                   Wachovia
127                                                                                                        Wachovia
129                                                                                                        Wachovia
130        Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%                                   Wachovia
131                                                                                                        Wachovia
132        Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%                                   Wachovia
133                                                                                                        Wachovia
134                                                                                                        Wachovia
135                                                                                                        Wachovia
137                                                                                                        Wachovia
138                                                                                                        Wachovia
139                                                                                                        Wachovia
140                                                                                                        Wachovia
141        Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%                                   Wachovia
142                                                                                                        Wachovia
143                                                                                                        Wachovia
144        Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%                                   Wachovia
145        Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%                                   Wachovia
146        Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%                                   Wachovia
147        Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%                                   Wachovia
148        Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%                                   Wachovia
149        Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%                                   Wachovia
150        Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%                                   Wachovia
151        Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%                                   Wachovia
152                                                                                                        Wachovia

Mortgage                   Cross Collateralized                                                 Interest
Loan       Environmental   and Cross                  Prepayment   Early                        Accrual
Number     Insurance       Defaulted Loan Flag        Provisions   Defeasance   Secured by LC   Method       Lockbox
--------   -------------   ------------------------   ----------   ----------   -------------   ----------   ---------
1          N                                          Y            N            N               Actual/360   Day 1
1.01       N
1.02       N
1.03       N
1.04       N
1.05       N
1.06       N
1.07       N
1.08       N
1.09       N
1.10       N
2          N                                          Y            N            N               Actual/360   Day 1
3          N                                          Y            N            N               Actual/360   Day 1
4          N                                          Y            N            N               Actual/360   Day 1
5          N                                          Y            N            N               Actual/360   Day 1
5.01       N
5.02       N
5.03       N
5.04       N
5.05       N
5.06       N
5.07       N
5.08       N
5.09       N
5.10       N
5.11       N
6          N                                          Y            N            N               Actual/360   Day 1
7          N                                          Y            N            N               Actual/360   Day 1
8          N                                          Y            N            N               Actual/360
9          N                                                       N            N               Actual/360
10         N                                          Y            N            N               Actual/360
11         N                                                       N            N               Actual/360
12         N                                                       N            N               Actual/360   Springing
13         N                                          Y            N            N               Actual/360   Day 1
14         N                                          Y            N            Y               Actual/360
15         N                                          Y            N            N               Actual/360
16         N                                          Y            N            N               Actual/360   Day 1
17         N                                          Y            N            N               Actual/360   Day 1
18         N                                                       N            N               Actual/360
19         N                                          Y            N            N               Actual/360   Day 1
20         N                                          Y            N            N               Actual/360   Springing
21         N                                                       N            N               Actual/360   Springing
22         N                                          Y            N            N               Actual/360   Day 1
23         N                                          Y            N            N               Actual/360   Day 1
24         N                                          Y            N            N               Actual/360   Day 1
25         N                                          Y            N            N               Actual/360   Day 1
26         N                                          Y            N            N               Actual/360
27         N                                          Y            N            N               Actual/360   Day 1
28         N                                          Y            N            N               Actual/360   Day 1
29         N                                                       N            N               Actual/360   Springing
30         N                                          Y            N            N               Actual/360
31         N                                          Y            N            N               30/360
32         N                                          Y            N            Y               Actual/360   Day 1
33         N                                          Y            N            N               Actual/360   Springing
34         N                                          Y            N            N               Actual/360   Day 1
35         N                                          Y            N            N               Actual/360   Springing
36         N                                          Y            N            Y               Actual/360
37         N                                          Y            N            N               Actual/360   Springing
38         N                                          Y            N            Y               Actual/360   Day 1
39         N                                          Y            N            N               Actual/360
40         N                                          Y            N            N               Actual/360
41         N                                          Y            N            N               Actual/360
42         N                                                       N            N               Actual/360   Springing
43         N                                                       N            N               Actual/360
44         Y                                                       N            N               Actual/360   Day 1
45         N                                                       N            N               Actual/360   Springing
46         N                                          Y            N            N               30/360
47         N                                          Y            N            N               Actual/360
48         N                                          Y            N            N               Actual/360
49         N                                          Y            N            N               Actual/360   Day 1
50         N                                          Y            N            N               Actual/360   Day 1
51         N                                          Y            N            N               30/360
53         N                                          Y            N            N               Actual/360
54         N                                          Y            N            N               Actual/360   Springing
55         N                                          Y            N            N               Actual/360   Springing
56         N                                          Y            N            N               Actual/360
57         N                                          Y            N            N               Actual/360   Springing
58         N                                          Y            N            N               Actual/360   Springing
59         N                                          Y            N            N               Actual/360   Day 1
60         N                                          Y            N            N               30/360
61         N                                          Y            N            N               30/360
62         N                                          Y            N            N               Actual/360
63         N                                                       N            N               Actual/360
64         N                                          Y            N            N               Actual/360
65         N                                          Y            N            N               Actual/360
66         N                                          Y            N            N               Actual/360   Springing
67         N                                          Y            N            N               Actual/360
68         N               Cole Portfolio             Y            N            N               Actual/360   Springing
68.01      N
68.02      N
68.03      N
69         N                                          Y            N            N               Actual/360
71         N                                          Y            N            N               Actual/360
72         N                                          Y            N            N               Actual/360
73         N                                          Y            N            Y               Actual/360
74         N                                          Y            N            N               Actual/360   Day 1
75         N                                                       N            N               Actual/360
76         N                                          Y            N            N               Actual/360   Day 1
77         N                                          Y            N            N               Actual/360
78         N               Atlanta Office Portfolio   Y            N            Y               Actual/360
80         N                                          Y            N            N               Actual/360   Day 1
81         N                                                       N            N               Actual/360   Springing
82         N                                          Y            N            N               Actual/360   Day 1
83         N                                          Y            N            N               Actual/360
84         N                                          Y            N            N               Actual/360
85         N                                          Y            N            Y               Actual/360   Springing
86         N                                          Y            N            N               Actual/360
87         N                                          Y            N            N               Actual/360   Day 1
88         N                                                       N            N               Actual/360
89         N                                          Y            N            N               Actual/360
90         N                                          Y            N            N               Actual/360   Springing
91         N                                                       N            N               Actual/360
92         N                                          Y            N            N               30/360
93         N                                                       N            N               Actual/360
94         N                                          Y            N            N               Actual/360   Springing
95         N                                          Y            N            N               Actual/360   Springing
97         N                                          Y            N            N               Actual/360
98         N                                          Y            N            N               Actual/360   Springing
99         N                                          Y            N            N               Actual/360   Day 1
101        N                                                       N            N               Actual/360
102        N                                          Y            N            N               Actual/360   Day 1
103        N                                                       N            N               Actual/360
105        N                                          Y            N            N               Actual/360   Springing
106        N               Atlanta Office Portfolio   Y            N            Y               Actual/360
107        N                                          Y            N            N               Actual/360
108        N                                          Y            N            N               Actual/360   Springing
109        N                                          Y            N            N               Actual/360
110        N                                          Y            N            N               Actual/360
111        N                                          Y            N            N               30/360
112        N                                          Y            N            N               30/360
113        N                                                       N            N               Actual/360
114        N                                          Y            N            N               Actual/360
115        N                                          Y            N            N               Actual/360   Springing
118        N                                          Y            N            N               Actual/360   Springing
119        N                                          Y            N            N               Actual/360   Springing
120        N                                          Y            N            N               Actual/360
121        N                                          Y            N            N               Actual/360   Springing
123        N                                          Y            N            N               Actual/360   Springing
124        N                                          Y            N            N               Actual/360
125        N                                          Y            N            N               Actual/360
126        N                                          Y            N            N               Actual/360   Springing
127        N                                          Y            N            N               Actual/360
129        N                                                       N            N               Actual/360
130        N                                          Y            N            N               Actual/360   Springing
131        N                                                       N            N               Actual/360   Springing
132        N               Cole Portfolio             Y            N            N               Actual/360   Springing
133        N                                          Y            N            N               Actual/360
134        N                                          Y            N            N               Actual/360
135        N                                          Y            N            N               Actual/360
137        N                                          Y            N            N               Actual/360
138        N                                          Y            N            N               Actual/360
139        N                                          Y            N            N               Actual/360
140        N                                                       N            N               Actual/360
141        N                                          Y            N            N               Actual/360   Springing
142        N                                          Y            N            N               Actual/360
143        N                                          Y            N            N               Actual/360
144        N                                          Y            N            N               Actual/360   Springing
145        N               Cole Portfolio             Y            N            N               Actual/360   Springing
146        N                                          Y            N            N               Actual/360   Springing
147        N                                          Y            N            N               Actual/360   Springing
148        N                                          Y            N            N               Actual/360   Springing
149        N                                          Y            N            N               Actual/360   Springing
150        N                                          Y            N            N               Actual/360   Springing
151        N                                          Y            N            N               Actual/360   Springing
152        N                                          Y            N            N               Actual/360   Springing

Mortgage                                  Initial Deposit        Initial     Ongoing
Loan       Annual Deposit to              to Capital             TI/LC       TI/LC
Number     Replacement Reserves           Improvements Reserve   Escrow      Footnote
--------   ----------------------------   --------------------   ---------   --------
1                               563,826                 59,375   3,304,625         (2)
1.01
1.02
1.03
1.04
1.05
1.06
1.07
1.08
1.09
1.10
2          4.0% of Yearly Gross Revenue
3                                51,081                 55,062                     (2)
4                                97,740                 16,750   4,000,000         (2)
5                               162,123                 32,250                     (2)
5.01
5.02
5.03
5.04
5.05
5.06
5.07
5.08
5.09
5.10
5.11
6
7                                                      154,375   1,500,000         (2)
8                                                                                  (2)
9
10         2.0% of Yearly Gross Revenue
11
12
13                               79,694                    650
14                               23,852                 16,250     650,000         (2)
15                               16,623                                            (2)
16
17                                                       2,585
18                               17,234                            341,000
19                               Varies
20                                                                 250,000         (2)
21                               43,200
22                               42,624
23         4.0% of Yearly Gross Revenue
24                               37,389                                            (2)
25           $0.20/Rentable Square Foot                            500,000         (2)
26                                                     397,290
27                              172,000                 38,750
28                              156,104
29                               36,816
30                              105,907
31
32
33                               98,000                 89,938
34                                9,006                  8,800
35                               43,936                 12,500     250,000
36                               27,789                                            (2)
37
38                                                      25,236
39                               23,013                                            (2)
40
41                               15,289
42                                5,354                                            (2)
43                               29,180
44                               40,560
45                               43,200
46
47
48                               19,190                                            (2)
49                               96,000                 10,500
50                               36,138                            500,000
51
53                              177,058
54                               22,000
55                               63,504                 56,956
56                                8,868                                            (2)
57
58                               57,200                 59,000
59                              278,358                  2,250
60
61
62                               13,000                            100,000
63                                6,604
64                               10,719                  8,750     100,000         (2)
65                               16,707
66                               36,112                 50,063
67                                7,911                                            (2)
68
68.01
68.02
68.03
69                              161,206
71                               47,000
72                               72,000
73                                8,780                                            (2)
74                               73,040
75                               24,859
76                               18,306                                            (2)
77                               19,664
78                                6,251
80                               46,000
81                               31,000                 58,875
82                              201,151
83
84
85                                6,000
86                                8,134                                            (2)
87                               46,250                 10,000
88
89                                                     575,000
90                                9,632
91                                                   1,000,000
92
93                               21,861                 35,423
94         4.0% of Yearly Gross Revenue                 18,750
95
97                                5,808                  4,375
98
99         4.0% of Yearly Gross Revenue
101
102        4.0% of Yearly Gross Revenue
103                              11,013                            100,000         (2)
105                               6,624                                            (2)
106                               6,224                117,281
107                               9,000
108
109                              34,632                 23,281
110
111
112
113                                                                                (2)
114                               3,117                                            (2)
115        4.0% of Yearly Gross Revenue                 15,625
118
119
120                              19,020                 18,375
121
123
124
125                               3,832                                            (2)
126
127
129                                                     25,000
130
131                               1,118
132
133        4.0% of Yearly Gross Revenue
134                              25,000
135                               2,930
137
138                               3,006                             35,000
139                              20,000                  4,063
140                              11,302
141
142                              22,000
143
144
145
146
147
148
149
150
151
152                               1,012                              5,058         (2)

(1) One Mortgage Loan, representing 11.0% of the Cut-Off Date Pool Balance, is part of a split loan structure and the related pari passu companion loan is not included in the Trust Fund, unless otherwise specified.

(2) In addition to any such escrows funded at loan closing for potential TI/LC, these Mortgage Loans require funds to be escrowed during some or all of the loan terms for TI/LC expenses, which may be incurred during the Mortgage Loan term. In certain instances, escrowed funds may be released to the borrower upon satisfaction of certain leasing conditions.

(3) After the first loan year, Annual Deposit to Replacement Reserves is 3.0% of yearly gross revenues for the second loan year and 4.0% thereafter.

(4) Annual Deposit to Replacement Reserves is the greater of the actual reserve required under the franchise agreement or 4.0% of yearly revenue based upon a two-month lag.

(5) Commencing April 11, 2008, Annual Deposit to Replacement Reserves are
$43,200.

(6) Commencing November 11, 2007, Annual Deposit to Replacement Reserves are $36,816.

(7) Commencing May 11, 2008, Annual Deposit to Replacement Reserves are
$105,907.

(8) Annual Deposit to Replacement Reserves is $43,936 for the first four years.

(9) Annual Deposit to Replacement Reserves is $278,358 yearly until the end of the first loan year and 4.0% of yearly revenues thereafter.

(10) Annual Deposit to Replacement Reserves is $201,151 yearly until the end of the first loan year and 4.0% of yearly revenues thereafter.

(11) Annual Deposit to Replacement Reserves is $7,380 for the first month and 4.0% of yearly revenues thereafter.

(12) Annual Deposit to Replacement Reserves is $4,672 for the first month and 4.0% of yearly revenues thereafter.

                                    EXHIBIT B

                            Free Writing Prospectuses

1.    Free Writing Prospectus, dated May 7, 2006

2.    Free Writing Prospectus, dated May 7, 2006

3.    Free Writing Prospectus, dated May 16, 2006

                                    EXHIBIT C

                               Sub-Serviced Loans

LOAN NO.   PROPERTY NAME

14.        Bethesda Gateway

21.        Waterstone Apartments Lot 3

29.        Waterstone Apartments Lot 2

32.        Burlington Crossing

42.        Summit Ridge Business Park

47.        Joesler Village

55.        The Arbors on Saratoga Apartments

60.        Fresh Market Shoppes Shopping Center

65.        Embassy Plaza

77.        Plaza Del Oro

90.        Stonybrook Apartments

113.       Sam Hughes Place

135.       Eckerd - Lawrenceville, GA

137.       Hannaford - Topsham, ME

152.       Swann/Henderson Retail Center

                                   SCHEDULE I

                 General Mortgage Representations and Warranties

            For purposes of this Schedule I, the phrases "to the knowledge of the Seller" or "to the Seller's knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf regarding the matters referred to, in each case:
(i) at the time of the Seller's origination or acquisition of the particular Mortgage Loan, after the Seller having conducted such inquiry and due diligence into such matters as would be customarily performed by a prudent institutional commercial or multifamily, as applicable, mortgage lender; and (ii) subsequent to such origination, the Seller having utilized monitoring practices that would be utilized by a prudent commercial or multifamily, as applicable, mortgage lender and having made prudent inquiry as to the knowledge of the servicer servicing such Mortgage Loan on its behalf. Also, for purposes of these representations and warranties, the phrases "to the actual knowledge of the Seller" or "to the Seller's actual knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf without any express or implied obligation to make inquiry. All information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the knowledge and the actual knowledge of the Seller. Wherever there is a reference to receipt by, or possession of, the Seller of any information or documents, or to any action taken by the Seller or not taken by the Seller, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or the failure to take such action by, the Seller or any servicer acting on its behalf.

1. The information pertaining to each Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-Off Date and included all of the material information required by the definition of Mortgage Loan Schedule.

2. As of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan.

3. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges, security interests or any other ownership interests of any nature encumbering such Mortgage Loan. Upon consummation of the transactions contemplated by this Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan (other than those rights to servicing and related compensation as reflected in the Mortgage Loan Schedule) free and clear of any pledge, lien or security interest.

4. The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder.

5. Each related Mortgage Note, Mortgage, Assignment of Leases (if a document separate from the Mortgage) and other agreement executed by the related Mortgagor in connection with such Mortgage Loan is a legal, valid and binding obligation of the related Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except
      (i) that certain provisions contained in such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Mortgage Loan documents invalid as a whole and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the rights and benefits afforded thereby and (ii) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The related Mortgage Note and Mortgage contain no provision limiting the right or ability of the Seller to assign, transfer and convey the related Mortgage Loan to any other Person. With respect to any Mortgaged Property that has tenants, there exists as either part of the Mortgage or as a separate document, an Assignment of Leases.

6. As of the date of its origination, there was no valid offset, defense, counterclaim, abatement or right to rescission with respect to any of the related Mortgage Notes, Mortgage(s) or other agreements executed in connection therewith, and, as of the Cut-Off Date, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note, Mortgage(s) or other agreements, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, Prepayment Premiums or Yield Maintenance Charges, and the Seller has no knowledge of such rights, defenses or counterclaims having been asserted.

7. Each related assignment of Mortgage and assignment of Assignment of Leases from the Seller to the Trustee constitutes the legal, valid and binding first priority assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, redemption, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Each Mortgage and Assignment of Leases is freely assignable.

8. Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property, subject only to the exceptions set forth in paragraph
      (5) above and the following title exceptions (each such title exception, a "Title Exception" and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (c) the exceptions (general and specific) and exclusions set forth in the applicable policy described in paragraph (12) below or appearing of record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (d) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (e) the right of tenants (whether under ground leases, space leases or operating leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases) and (f) if such Mortgage Loan is a Crossed Loan, the lien of the Mortgage for such other Mortgage Loan, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property. Except with respect to Crossed Loans and as provided below, there are no mortgage loans that are senior or pari passu with respect to the related Mortgaged Property or such Mortgage Loan.

9. UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), in all public places necessary to perfect a valid security interest in all items of personal property located on the Mortgaged Property that are owned by the Mortgagor and either (i) are reasonably necessary to operate the Mortgaged Property or (ii) are (as indicated in the appraisal obtained in connection with the origination of the related Mortgage Loan) material to the value of the Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, and the Mortgages, security agreements, chattel Mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable lien and priority security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

10. All real estate taxes and governmental assessments, or installments thereof, which would be a lien on the Mortgaged Property and that, prior to the Cut-Off Date, have become delinquent in respect of each related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

11. In the case of each Mortgage Loan, one or more engineering assessments were performed and prepared by an independent engineering consultant firm, which visited the related Mortgaged Property not more than 12 months prior to the origination date of the related Mortgage Loan, and, except as set forth in an engineering report prepared in connection with such assessment, a copy of which has been delivered to the Purchaser or its designee, the related Mortgaged Property is, to the Seller's knowledge, relying solely on the review of such engineering assessment(s), in good repair, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan. If an engineering report revealed any such damage or deficiencies, material deferred maintenance or other similar conditions as described in the preceding sentence either (1) an escrow of funds equal to at least 125% of the amount estimated to effect the necessary repairs, or such other amount as a prudent commercial mortgage lender would deem appropriate under the circumstances was required or a letter of credit in such amount was obtained or (2) such repairs and maintenance have been completed. As of the date of origination of such Mortgage Loan, there was no proceeding pending, and subsequent to such date, the Seller has not received notice of any pending or threatening proceeding for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan.

12. The Seller has received an ALTA lender's title insurance policy or a comparable form of lender's title insurance policy (or if such policy has not yet been issued, such insurance may be evidenced by escrow instructions, a "marked up" pro forma or specimen policy or title commitment, in either case, marked as binding and countersigned by the title insurer or its authorized agent at the closing of the related Mortgage Loan) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), which to the Seller's knowledge, was issued by a title insurance company qualified to do business in the jurisdiction where the applicable Mortgaged Property is located to the extent required, insuring that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in the portion of the Mortgaged Property comprised of real estate, subject only to the Title Exceptions. Such Title Insurance Policy was issued in connection with the origination of the related Mortgage Loan. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect, provides that the originator of the related Mortgage Loan, its successors or assigns is the sole named insured, and all premiums thereon have been paid. The Seller has not done, by act or omission, and the Seller has no knowledge of, anything that would impair the coverage under such Title Insurance Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Purchaser (including endorsement and delivery of the related Mortgage Note to the Purchaser and recording of the related Assignment of Mortgage in favor of Purchaser in the applicable real estate records), such Title Insurance Policy will inure to the benefit of the Purchaser without the consent of or notice to the title insurer. Such Title Insurance Policy contains no material exclusions for, or affirmatively insures against any losses arising from (other than in jurisdictions in which affirmative insurance is unavailable) (a) access to public roads, (b) that there are no material encroachments of any part of the building thereon over easements and (c) that the land shown on the survey is the same as the property legally described in the Mortgage.

13. Each Mortgaged Property was covered by (1) a fire and extended perils included within the classification "All Risk of Physical Loss" insurance policy in an amount (subject to a customary deductible) at least equal to the lesser of the replacement cost of improvements located on such Mortgaged Property, with no deduction for depreciation, or the outstanding principal balance of the Mortgage Loan and in any event, the amount necessary to avoid the operation of any co-insurance provisions; (2) business interruption or rental loss insurance in an amount at least equal to 12 months of operations of the related Mortgaged Property; and (3) comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged Property in an amount customarily required by prudent commercial mortgage lenders, but not less than $1 million. An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zone 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss ("PML") for the Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a 475-year lookback with a 10% probability of exceedance in a 50-year period. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least "A-:V" (or the equivalent) by A.M. Best Company or "BBB-" (or the equivalent) from S&P or Fitch. If the Mortgaged Property is located in Florida or within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina or South Carolina, such Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Mortgage Loan and (ii) 100% of the full insurable value, or 100% of the replacement cost, of the improvements located on the related Mortgaged Property. Such insurance is required by the Mortgage or related Mortgage Loan documents and was in full force and effect with respect to each related Mortgaged Property at origination and to the knowledge of the Seller, all insurance coverage required under each Mortgage or related Mortgage Loan documents is in full force and effect with respect to each related Mortgaged Property; and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; and except for certain amounts not greater than amounts which would be considered prudent by a commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage or related Mortgage Loan documents, any insurance proceeds in respect of a casualty loss will be applied either to (1) the repair or restoration of the related Mortgaged Property with mortgagee or a third party custodian acceptable to the mortgagee having the right to hold and disburse the proceeds as the repair or restoration progresses, other than with respect to amounts that are customarily acceptable to commercial and multifamily mortgage lending institutions, or (2) the reduction of the outstanding principal balance of the Mortgage Loan and accrued interest thereon. To the Seller's actual knowledge, the insurer with respect to each policy is qualified to write insurance in the relevant jurisdiction to the extent required. The insurance policies contain a standard mortgagee clause naming the originator of the related Mortgage Loan, its successors and assigns as loss payees in the case of property insurance policies and additional insureds in the case of liability insurance policies and provide that they are not terminable and may not be reduced without thirty
      (30) days prior written notice to the mortgagee (or, with respect to non-payment of premiums, ten (10) days prior written notice to the mortgagee) or such lesser period as prescribed by applicable law. Each Mortgage or related Mortgage Loan documents require that the Mortgagor maintain insurance as described above or permits the mortgagee to require insurance as described above, and permits the mortgagee to purchase such insurance at the Mortgagor's expense if the Mortgagor fails to do so. Additionally, for any Mortgage Loan having an unpaid principal balance equal to or greater than $15,000,000, the insurer has a claims paying ability rating from S&P or Fitch of not less than "A-" (or the equivalent) or A.M. Best of not less than "A-:V" (or the equivalent).

14. (A) Other than payments due but not yet thirty (30) days or more delinquent, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note, and to the Seller's actual knowledge no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any paragraph of this
      Schedule I or in any paragraph of Schedule II, and (B) the Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or Mortgage Note, except for a written waiver contained in the related Mortgage File being delivered to the Purchaser, and no such waiver has been granted since the later of: (a) the date upon which the due diligence file related to the applicable Mortgage Loan was delivered to Cadim TACH inc., or an affiliate, or (b) the date of the origination of such Mortgage Loan, and pursuant to the terms of the related Mortgage or the related Mortgage Note and other documents in the related Mortgage File no Person or party other than the holder of such Mortgage Note may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note.

15. As of the Closing Date, each Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, thirty (30) days or more past due in respect of any Scheduled Payment.

16. Except with respect to ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the Mortgage Rate (exclusive of any default interest, late charges or Prepayment Premiums) of such Mortgage Loan is a fixed rate.

17. Each related Mortgage or related Mortgage Loan documents do not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation except as expressly described in such Mortgage or related Mortgage Loan documents.

18. Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3)of the Code, is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (1) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (2) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (a) as of the Testing Date, or (b) as of the Closing Date. For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by (a) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (b) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (2) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (a) such Mortgage Loan was modified after the date of its origination in a manner that would cause a "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (b) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such "significant modification" occurred. The related Mortgaged Property, if acquired by a REMIC in connection with the default or imminent default of such Mortgage Loan and if operated in accordance with Treasury Regulations
      Section 1.856-6, would constitute "foreclosure property" within the meaning of Section 860G(a)(8) of the Code.

19. One or more environmental site assessments or updates thereof (meeting American Society for Testing and Materials ("ASTM") standards) were performed by an environmental consulting firm independent of the Seller and the Seller's affiliates with respect to each related Mortgaged Property during the 18-months preceding the origination of the related Mortgage Loan, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) referenced herein, has no actual knowledge and has received no notice of any material adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s). If any such environmental report identified any Recognized Environmental Condition ("REC"), as that term is defined in the Standard Practice for Environmental Site Assessments: Phase I Environmental Site Assessment Process Designation: E 1527-00, as recommended by ASTM, with respect to the related Mortgaged Property and the same have not been subsequently addressed in all material respects, then either (i) an escrow of 100% or more of the amount identified as necessary by the environmental consulting firm to address the REC is held by the Seller for purposes of effecting same (and the Mortgagor has covenanted in the Mortgage Loan documents to perform such work), (ii) the related Mortgagor or other responsible party having financial resources reasonably estimated to be adequate to address the REC is required to take such actions or is liable for the failure to take such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or any environmental law or regulation, (iii) the Mortgagor has provided an environmental insurance policy, (iv) an operations and maintenance plan has been or will be implemented or (v) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property insured by an environmental insurance policy have been delivered to or disclosed to the environmental insurance carrier or insurance broker issuing such policy prior to the issuance of such policy. The Mortgage Loan documents require the Mortgagor to comply with all applicable environmental laws and each Mortgagor has agreed to indemnify the mortgagee for any losses resulting from any material, adverse environmental condition or failure of the Mortgagor to abide by such laws or has provided environmental insurance.

20. Each related Mortgage and Assignment of Leases, together with applicable state law, contains customary and enforceable provisions for comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium, redemption, liquidation or similar law affecting the right of creditors and the application of principles of equity.

21. No Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding.

22.   Each Mortgage Loan is a whole loan (except in respect to each Co-Lender
      Loan) and contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or, other than the ARD Loans, provide for negative amortization. The Seller holds no preferred equity interest in the related Mortgagor.

23. The Mortgage or related Mortgage Loan documents contain a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage, either the related Mortgaged Property, or any equity interest in the related Mortgagor, is directly or indirectly transferred, sold or pledged, other than by reason of family and estate planning transfers, transfers of less than a controlling interest (as such term is defined in the related Mortgage Loan documents) in the Mortgagor, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage Loan, transfers among existing members, partners or shareholders in the Mortgagor, transfers among affiliated Mortgagors with respect to Crossed Loans or multi-property Mortgage Loans or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan (such as pledges of ownership interests that do not result in a change of control). The Mortgage or related Mortgage Loan documents require the Mortgagor to pay all reasonable fees and expenses associated with securing the consents or approvals described in the preceding sentence including the cost of any required counsel opinions relating to REMIC or other securitization and tax issues and any applicable Rating Agency fees.

24. Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage and no such waiver, modification, alteration, satisfaction, impairment, cancellation, subordination or rescission has occurred since the date upon which the due diligence file related to the applicable Mortgage Loan was delivered to Cadim TACH inc., or an affiliate.

25. Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12-month period prior to the related origination date.

26. Since origination, no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage, in any manner which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage. The terms of the related Mortgage or related Mortgage Loan documents do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) in consideration of payment therefor of not less than 125% of the related allocated loan amount of such Mortgaged Property, (b) upon payment in full of such Mortgage Loan, (c) upon defeasance permitted under the terms of such Mortgage Loan by means of substituting for the Mortgaged Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged Properties, one or more of such Mortgaged Properties) "government securities", as defined in the Investment Company Act of 1940, as amended, sufficient to pay the Mortgage Loan in accordance with its terms, (d) upon substitution of a replacement property with respect to such Mortgage Loan as set forth on Schedule 26, (e) where release is conditional upon the satisfaction of certain objective underwriting and legal requirements, the satisfaction of which would be acceptable to a reasonably prudent commercial mortgage lender and the payment of a release price that represents at least 125% of the appraised value of such Mortgaged Property or (f) releases of unimproved out-parcels or other portions of the Mortgaged Property which will not have a material adverse effect on the underwritten value of the security for the Mortgage Loan and which were not afforded any value in the appraisal obtained at the origination of the Mortgage Loan.

27. To the Seller's knowledge, as of the date of origination of such Mortgage Loan, based on an opinion of counsel, an endorsement to the related title policy, a zoning letter or a zoning report, and, to the Seller's knowledge, as of the Cut-Off Date, there are no violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property, the improvements thereon or the use and occupancy thereof which would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property which are not covered by title insurance. Any non-conformity with zoning laws either (i) constitutes a legal non-conforming use or structure which, in the event of casualty or destruction, may be restored or repaired to the full extent of the use or structure at the time of such casualty or for which law and ordinance insurance coverage has been obtained in amounts customarily required by prudent commercial mortgage lenders, or (ii) such non-conformity does not materially and adversely affect the use, operation or value of the Mortgaged Property.

28. To the Seller's actual knowledge based on surveys and/or the title policy referred to herein obtained in connection with the origination of each Mortgage Loan, none of the material improvements, which were included for the purposes of determining the appraised value of the related Mortgaged Property, at the time of the origination of the Mortgage Loan, lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by title insurance) and no improvements on adjoining properties encroached upon such Mortgaged Property to any material and adverse extent (unless affirmatively covered by title insurance).

29. Each Mortgage Loan with an original principal balance over $5,000,000 requires the Mortgagor to be for at least for so long as the Mortgage Loan is outstanding and, to Seller's actual knowledge, each Mortgagor is, a Single-Purpose Entity. For this purpose, "Single-Purpose Entity" means a person, other than an individual, whose organizational documents provide, or which entity represented and covenanted in the related Mortgage Loan documents, substantially to the effect that such Mortgagor (i) does not and will not have any material assets other than those related to its interest in such Mortgaged Property or Properties or the financing thereof; (ii) does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Mortgage Loan documents; (iii) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; and (iv) holds itself out as being a legal entity, separate and apart from any other person. With respect to each Mortgage Loan with an original principal balance over $15,000,000, the organizational documents of the related Mortgagor provide substantially to the effect that such Mortgagor (i) does not and will not have any material assets other than those related to its interest in such Mortgaged Property or Properties or the financing thereof; (ii) does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Mortgage Loan documents; (iii) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; and (iv) holds itself out as being a legal entity, separate and apart from any other person. Each such Mortgage Loan having an original principal balance of $20,000,000 or more has a counsel's opinion regarding non-consolidation of the Mortgagor in any insolvency proceeding involving any other party. The organizational documents of any Mortgagor on a Mortgage Loan having an original principal balance of $15,000,000 or more which is a single member limited liability company provide that the Mortgagor shall not dissolve or liquidate upon the bankruptcy, dissolution, liquidation or death of the sole member. With respect to any such single member limited liability company, which is the Mortgagor on a Mortgage Loan having an original principal balance of $15,000,000 or more, the Mortgage Loan has an opinion of such Mortgagor's counsel confirming that the law of the jurisdiction in which such single member limited liability company was organized permits such continued existence upon such bankruptcy, dissolution, liquidation or death of the sole member of the Mortgagor.

30. No advance of funds has been made other than pursuant to the loan documents, directly or indirectly, by the Seller to the Mortgagor and, to the Seller's actual knowledge, no funds have been received from any Person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage.

31. As of the date of origination and, to the Seller's actual knowledge, as of the Cut-Off Date, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the Mortgagor or the related Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect such Mortgagor's ability to pay principal, interest or any other amounts due under such Mortgage Loan or the security intended to be provided by the Mortgage Loan documents or the current use of the Mortgaged Property.

32. As of the date of origination, and, to the Seller's actual knowledge, as of the Cut-Off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law.

33. The Mortgage Loan and the interest (exclusive of any default interest, late charges or Prepayment Premiums) contracted for on such Mortgage Loan (other than an ARD Loan after the Anticipated Repayment Date) complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

34. Except with respect to the Companion Loan of any Co-Lender Loan, the related Mortgage Note is not secured by any collateral that secures a Mortgage Loan that is not in the Trust Fund and each Crossed Loan is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

35. The improvements located on the Mortgaged Property are either (A) not located in a federally designated special flood hazard area or, (B) if so located, the Mortgagor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such policy is in full force and effect in an amount no less than the lesser of (i) the original principal balance of the Mortgage Loan, (ii) the value of such improvements on the related Mortgaged Property located in such flood hazard area or (iii) the maximum allowed under the related federal flood insurance program.

36. All escrow deposits and payments required pursuant to the Mortgage Loan as of the Closing Date required to be deposited with the Seller in accordance with the Mortgage Loan documents have been so deposited, are in the possession, or under the control, of the Seller or its agent and there are no deficiencies in connection therewith.

37. To the Seller's actual knowledge, based on the due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions with respect to the related geographic area and properties comparable to the related Mortgaged Property, as of the date of origination of the Mortgage Loan, the related Mortgagor, the related lessee, franchisor or operator was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property by the related Mortgagor, and, as of the Cut-Off Date, the Seller has no actual knowledge that the related Mortgagor, the related lessee, franchisor or operator was not in possession of such licenses, permits and authorizations. The Mortgage Loan documents require the Mortgagor to maintain all such licenses, permits, authorizations and franchises.

38. The origination (or acquisition, as the case may be), servicing and collection practices used by the Seller with respect to the Mortgage Loan have been in all respects legal and have met customary industry standards for servicing of commercial mortgage loans for conduit loan programs.

39. Except for Mortgagors under Mortgage Loans the Mortgaged Property with respect to which includes a Ground Lease, the related Mortgagor (or its affiliate) has title in the fee simple interest in each related Mortgaged Property.

40. The Mortgage Loan documents for each Mortgage Loan provide that each Mortgage Loan is non-recourse to the related Mortgagor except that the related Mortgagor and an additional guarantor, who is a natural person, accepts responsibility for fraud and/or other intentional material misrepresentation and environmental indemnity. Furthermore, the Mortgage Loan documents for each Mortgage Loan provide that the related Mortgagor and an additional guarantor, who is a natural person, shall be liable to the lender for losses incurred due to the misapplication or misappropriation of rents collected in advance or received by the related Mortgagor after the occurrence of an event of default and not paid to the mortgagee or applied to the Mortgaged Property in the ordinary course of business, misapplication or conversion by the Mortgagor of insurance proceeds or condemnation awards or breach of the environmental covenants in the related Mortgage Loan documents.

41. Subject to the exceptions set forth in paragraph (5) and upon possession of the Mortgaged Property as required under applicable state law, the Assignment of Leases set forth in the Mortgage or separate from the related Mortgage and related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and enforceable lien and security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the real property.

42. With respect to such Mortgage Loan, any Prepayment Premium and Yield Maintenance Charge constitutes a "customary prepayment penalty" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

43. If such Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Mortgage Loan permits defeasance (1) no earlier than two years after the Closing Date and (2) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note. Such Mortgage Loan was not originated with the intent to collateralize a REMIC offering with obligations that are not real estate mortgages. In addition, if such Mortgage contains such a defeasance provision, it provides (or otherwise contains provisions pursuant to which the holder can require) that an opinion be provided to the effect that such holder has a first priority perfected security interest in the defeasance collateral. The related Mortgage Loan documents permit the lender to charge all of its expenses associated with a defeasance to the Mortgagor (including Rating Agencies' fees, accounting fees and attorneys' fees), and provide that the related Mortgagor must deliver (or otherwise, the Mortgage Loan documents contain certain provisions pursuant to which the lender can require) (a) an accountant's certification as to the adequacy of the defeasance collateral to make payments under the related Mortgage Loan for the remainder of its term, (b) an Opinion of Counsel that the defeasance complies with all applicable REMIC Provisions, and (c) assurances from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates. Notwithstanding the foregoing, some of the Mortgage Loan documents may not affirmatively contain all such requirements, but such requirements are effectively present in such documents due to the general obligation to comply with the REMIC Provisions and/or deliver a REMIC Opinion of Counsel.

44. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

45. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan.

46. Except with respect to the Companion Loan of any Co-Lender Loan, none of the Mortgaged Properties is encumbered, and none of the related Mortgage Loan documents permits the related Mortgaged Property to be encumbered subsequent to the Closing Date without the prior written consent of the holder thereof, by any lien securing the payment of money junior to or of equal priority with, or superior to, the lien of the related Mortgage (other than Title Exceptions, taxes, assessments and contested mechanics and materialmens liens that become payable after the Cut-Off Date of the related Mortgage Loan).

47. Each related Mortgaged Property constitutes one or more complete separate tax lots (or the related Mortgagor has covenanted to obtain separate tax lots and a Person has indemnified the mortgagee for any loss suffered in connection therewith or an escrow of funds in an amount sufficient to pay taxes resulting from a breach thereof has been established) or is subject to an endorsement under the related title insurance policy.

48. An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan; and such appraisal satisfied either (A) the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, or (B) the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act or 1989, in either case as in effect on the date such Mortgage Loan was originated.

49. In the origination and servicing of the Mortgage Loan, neither Seller nor any prior holder of the Mortgage Loan participated in any fraud or intentional material misrepresentation with respect to the Mortgage Loan. To Seller's knowledge, no Mortgagor or guarantor originated a Mortgage Loan.

50. Each Mortgage or related Mortgage Loan documents require the Mortgagor, upon request, to provide the owner or holder of the Mortgage with quarterly (except for some Mortgage Loans with an original principal balance less than $5,000,000) and annual operating statements (or a balance sheet and statement of income and expenses), rent rolls (if there is more than one tenant) and related information, which annual financial statements for all Mortgage Loans with an outstanding principal balance greater than $20,000,000 are required to be audited by an independent certified public accountant.

51. Each Mortgaged Property is served by public utilities, water and sewer (or septic facilities) and otherwise appropriate for the use in which the Mortgaged Property is currently being utilized.

52. If the Mortgaged Property securing any Mortgage Loan is covered by a secured creditor policy, then:

      (a)   the Seller:

            (i) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller; or

            (ii) has delivered or caused to be delivered to the insurer or its agent under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

            in each case, with respect to clause (i) or (ii) above, to the extent required by such policy or to the extent the failure to make any such disclosure or deliver any such report would materially and adversely affect the Mortgagor's ability to recover under such policy;

      (b)   all premiums for such insurance have been paid;

      (c)   such insurance is in full force and effect;

      (d) such insurance has a term of at least five years beyond the maturity date (or the Anticipated Repayment Date for ARD Loans) of such Mortgage Loan;

      (e) an environmental report, a property condition report or an engineering report was prepared that included an assessment for lead-based paint ("LBP") (in the case of a multifamily property built prior to 1978), asbestos-containing materials ("ACM") (in the case of any property built prior to 1985) and radon gas ("RG") (in the case of a multifamily property) at such Mortgaged Property and
            (ii) if such report disclosed the existence of a material and adverse LBP, ACM or RG environmental condition or circumstance affecting such Mortgaged Property, then, except as otherwise described on Schedule II, (A) the related Mortgagor was required to remediate such condition or circumstance prior to the closing of the subject Mortgage Loan, or (B) the related Mortgagor was required to provide additional security reasonably estimated to be adequate to cure such condition or circumstance, or (C) such report did not recommend any action requiring the expenditure of any material funds and the related Mortgage Loan documents require the related Mortgagor to establish an operations and maintenance plan with respect to such condition or circumstance after the closing of such Mortgage Loan; and

      (f)   rights under such policy inure to the benefit of the Purchaser.

53. Each Mortgage Loan is secured by the fee interest in the related Mortgaged Property, except with respect to loan numbers 1.07, 7, 31, 41, 46, 51, 61, 92, 111 and 112 listed on the Mortgage Loan Schedule, which Mortgage Loans are secured by the interest of the related Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease") (the term Ground Lease shall mean such ground lease, all written amendments and modifications, and any related estoppels or agreements from the ground lessor and, in the event the Mortgagor's interest is a ground subleasehold, shall also include not only such ground sublease but also the related ground lease) (or, with respect to loan numbers 16, 85 and 98, which Mortgage Loans are secured by fee interests with respect to certain of the related Mortgaged Properties and ground leases with respect to other of the related Mortgaged Properties), but not by the related fee interest in such Mortgaged Property (the "Fee Interest") and:

      (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date, and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns, in a manner that would materially adversely affect the security provided by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of written instruments which are a part of the related Mortgage File;

      (b) Such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Title Exceptions;

      (c) The Mortgagor's interest in such Ground Lease is assignable to the mortgagee and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Cut-Off Date) and, in the event that it is so assigned, is further assignable by the mortgagee and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor (or, if such consent is required, it has been obtained prior to the Cut-Off Date);

      (d) As of the Closing Date such Ground Lease is in full force and effect, and the Seller has not received notice (nor is the Seller otherwise aware) that any default has occurred under such Ground Lease as of the Cut-Off Date;

      (e) Seller or its agent has provided the lessor under the Ground Lease with notice of its lien, and such Ground Lease requires the lessor to give notice of any default by the lessee to the mortgagee, and such Ground Lease, further provides that no notice of termination given under such Ground Lease is effective against such mortgagee unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

      (f) The mortgagee under such Mortgage Loan is permitted a reasonable opportunity to cure any default under such Ground Lease (including where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease), which is curable after the receipt of written notice of any such default, before the lessor thereunder may terminate such Ground Lease, and all of the rights of the Mortgagor under such Ground Lease and the related Mortgage (insofar as it relates to the Ground Lease) may be exercised by or on behalf of the mortgagee;

      (g) Such Ground Lease has a current term (including one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the Seller, its successors or assigns) which extends not less than ten (10) years beyond the amortization term of the related Mortgage Loan;

      (h) Such Ground Lease requires the lessor to enter into a new lease with the mortgagee under such Mortgage Loan upon termination of such Ground Lease for any reason, including rejection of such Ground Lease in a bankruptcy proceeding;

      (i) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds or condemnation award will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage Loan or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

      (j) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender; and the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of the Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage; and

      (k) Such Ground Lease may not be amended or modified without the prior consent of the mortgagee under such Mortgage Loan and any such action without such consent is not binding on such mortgagee, its successors or assigns.

                                                                     SCHEDULE II

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES


Exceptions to Representation 8

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                           Loans                                                Description of Exception
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
1     Prime Outlets Pool                                    Each of these Mortgage Loans is cross-collateralized and cross-defaulted
2     Marriott - Chicago, IL                                with its related Companion Loan, which is not included in the Mortgage
3     530 Fifth Avenue                                      Pool. In addition, each Companion Loan is secured by the same Mortgaged
7     Hercules Plaza                                        Property and the same Mortgage securing its related Mortgage Loan.
71    Brookside West
74    Hilton Garden Inn - Napa, CA
84    The Retreat Apartments
89    Weatherly Apartments
97    Rao's City Views Apartment Building
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2     Marriott - Chicago, IL                                The definition of "Permitted Encumbrance" in the Mortgage File includes any lien of any assessed and unpaid bulk sales tax for which amounts are escrowed by the seller of the Mortgaged Property and/or guaranteed by credit worthy entities; provided, however, the title company has not taken exception in the Insurance Policy.
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45    Platte View Landing Apartments                        The Mortgage Loan is secured in part by an easement granting access to a certain parcel of real property, which easement is subordinate to two deeds of trust.
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68    Walgreens Pool                                        Certain tenants of the Mortgaged Property have been granted a right of
118   Walgreens - Decatur, IL                               first refusal and/or purchase options to purchase the related Mortgaged
126   Walgreens - Twin Oaks, MO                             Property under the terms of their related lease agreements.
149   Staples - Crossville, TN
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4     Independent Square                                    There is an exception from the Title Insurance Policy with respect to the related Mortgaged Property, which exception concerns the related
                                                            Mortgagor's ownership of one of the parcels comprising the related
                                                            Mortgaged Property.
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Exception to Representation 11

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                           Loans                                                Description of Exception
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137   Hannaford - Topsham, ME                               An engineering assessment has not been performed with respect to this
                                                            Mortgaged Property within 12 months of the mortgage loan's origination date. Improvements do not currently exist on the Mortgaged Property.
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Exception to Representation 12

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                           Loans                                                Description of Exception
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4     Independent Square                                    There is an exception from the Title Insurance Policy with respect to the related Mortgaged Property, which exception concerns the related
                                                            Mortgagor's ownership of one of the parcels comprising the related
                                                            Mortgaged Property.
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Exceptions to Representation 13

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                           Loans                                                Description of Exception
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68    Walgreens Pool                                        The related Mortgage Loan documents permit the related Mortgagor to self
83    Wal-Mart - Rancho Cordova -                           insure.
118   Walgreens - Decatur, IL
126   Walgreens - Twin Oaks, MO
135   Eckerd - Lawrenceville, GA
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4     Independent Square                                    The related Mortgage Loan documents do not require windstorm insurance on the Mortgaged Property.
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2     Marriott - Chicago, IL                                The related Mortgage Loan documents limit the amount of annual premiums
12    Phillips Place Court                                  and/or the amount of terrorism insurance the related Mortgagor is
13    Cedarbrook Plaza                                      required to maintain on the related Mortgaged Property.
17    Sherry Lane Place
31    Metro Pointe 6
46    Puente Hills Business Center III
51    Puente Hills Business Center I
61    Metro Pointe 4
92    Puente Hills Business Center II
111   Business Center I
112   Business Center II
129   Amity Commons Shopping Center
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83    Wal-Mart - Rancho Cordova, CA                         The Mortgagor is not required to maintain terrorism insurance with respect to the Mortgaged Property.
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Exceptions to Representation 17

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                           Loans                                                Description of Exception
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1     Prime Outlets Pool                                    Each Mortgage Loan is cross-collateralized and cross-defaulted with its
2     Marriott - Chicago, IL                                related Companion Loan, which is not included in the Trust Fund. In
3     530 Fifth Avenue                                      addition, each Companion Loan is secured by the same Mortgaged Property
7     Hercules Plaza                                        and the same Mortgage securing its related Mortgage Loan.
71    Brookside West
74    Hilton Garden Inn - Napa, CA
84    The Retreat Apartments
89    Weatherly Apartments
97    Rao's City Views Apartment Building
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44    Brodick Hills Apartments                              The related Mortgaged Property is encumbered by secured subordinate debt.
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Exceptions to Representation 22

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                           Loans                                                Description of Exception
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91    Oak Haven Assisted Living                             Wachovia Development Corporation owns a 70% membership interest in the
                                                            Mortgagor and has certain capital contribution obligations with respect to the Mortgagor.
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Exceptions to Representation 23

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                           Loans                                                Description of Exception
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1     Prime Outlets Pool                                    The Mortgage Loan documents permit certain transfers of interests in the
2     Marriott - Chicago, IL                                Mortgagor, subject to certain conditions set forth in the related
14    Bethesda Gateway                                      Mortgage Loan documents.
20    Shoppes at North Village
91    Oak Haven Assisted Living
101   Dolphin Square
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20    Shoppes at North Village                              The Mortgagor is permitted to transfer tenants-in-common interests,
33    The Meadows Apartment Complex                         subject to certain conditions set forth in the related Mortgage Loan
44    Brodick Hill Apartments                               documents.
54    The Enclave at Deep River Plantation
      Apartment Complex
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4     Independent Square                                    The Mortgagor may make certain transfers of interests in itself and/or
10    Doubletree Hotel - Scottsdale, AZ                     certain transfers of the Mortgaged Property, subject to certain
13    Cedarbrook Plaza                                      conditions set forth in the related Mortgage Loan documents.
19    Wyndham Hotel Greenspoint
57    BJ's - Homestead, FL
95    Kohl's - St. Joseph, MO
127   Bi-Lo Plaza
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21    Waterstone Lot 3                                      The Mortgage Loan documents permit the Mortgagor to make (1) certain
29    Waterstone Lot 2                                      transfers of interests in the Mortgagor, (2) certain transfers of
45    Platte View Landing Apartments                        tenants-in-common interests and (3) certain transfers of the Mortgaged
81    Mountainside Village Apartments                       Property, subject in each case to the satisfaction of certain conditions set forth in the related Mortgage Loan documents.
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Exceptions to Representation 26

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                           Loans                                                Description of Exception
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1     Prime Outlets Pool                                    The related Mortgage Loan documents permit a portion of the Mortgaged
34    808 South Olive Street and 801-807                    Property to be released, subject to certain conditions set forth in the
      South Hill Street                                     related Mortgage Loan documents.
39    Marketplace at Westtown
59    Holiday Inn - Louisville, KY
68    Walgreens Pool
71    Brookside West
82    Holiday Inn - Charleston, WV
98    5100 Hickory Hill Road
105   North Madison Corners
123   Carle Foundation Office Building
25    Caribbean Corporate Center
95    Kohl's - St. Joseph, MO
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57    BJ's - Homestead, FL                                  The related Mortgage Loan documents permit a portion of the Mortgaged
68    Walgreens Pool                                        Property to be substituted, subject to several conditions set forth in
108   Lowe's - Enterprise, AL                               the related Mortgage Loan documents.
119   CVS - Okeechobee, FL
126   Walgreens - Twin Oaks, MO
130   Academy Sports - Macon, GA
132   La-Z Boy - Glendale, AZ
141   CVS - Madison, MS
144   CVS - Richland Hills, TX
145   Rite Aid - Defiance, OH
146   Rite Aid - Wauseon, OH
147   Rite Aid - Enterprise, AL
148   CVS - Alpharetta, GA
150   David's Bridal - Lenexa, KS
149   Staples - Crossville, TN
151   Rite Aid - Saco, ME
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Exceptions to Representation 27

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                           Loans                                                Description of Exception
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2     Marriott - Chicago, IL                                The zoning report issued with respect to the Mortgaged Property is incomplete as to building and fire code violations. However, the
                                                            Mortgagor has represented that, to its knowledge, there are no building, zoning or code violations.
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56    Summit Medical Office                                 The Mortgaged Property is legal non-conforming and no L&O insurance is
71    Brookside West                                        in place for each Mortgaged Property.
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120   Cedar Creek Apartments                                The Mortgaged Property is non-conforming.
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95    Kohl's - St. Joseph, MO                               There are "open punchlist items" that need to be completed pursuant to the zoning report, dated November 2, 2005.
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Exceptions to Representation 29

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                           Loans                            Description of Exception
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20    Shoppes at North Village                              No non-consolidation opinion or single member LLC opinion was rendered in connection with the origination of the Mortgage Loan.
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5     Central Parke Pool                                    No non-consolidation opinion was obtained with respect to the
9     Cotswold Village Shops                                origination of the Mortgage Loan.
20    Shoppes at North Village
26    Carmenita Plaza
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43    Allegro                                               The Mortgagor is not a Single-Purpose Entity.
83    Wal-Mart - Rancho Cordova, CA
75    200 Roy Street
93    6700 Roosevelt
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20    Shoppes at North Village                              The Mortgagor is not a bankruptcy remote special purpose entity.
33    The Meadows Apartment Complex
37    Cerritos College Square
44    Brodick Hill Apartments
47    Joesler Village
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11    Campbell Technology Park                              Although the Mortgagor is not itself a bankruptcy remote special purpose entity, its managing member is a single purpose, single member Delaware limited liability company with standard non-dissolution language included in its organizational documents.
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57    BJ's - Homestead, FL                                  The borrowing structure is currently a Delaware statutory trust;
                                                            however, the mortgaged property is currently under a letter of intent to be assumed by a non-Delaware statutory trust borrowing structure.
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95    Kohl's - Saint Joseph, MO                             The borrowing entity is currently structured as a Delaware statutory trust; however, as additional tenant-in-common borrowers are be added to the borrowing structure under the related Mortgage Loan documents, the
                                                            Delaware statutory trust structure will no longer be applicable.
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Exceptions to Representation 31

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                           Loans                                                Description of Exception
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2     Marriott - Chicago, IL                                A citation and notice of hearing was issued on February 2, 2006, by the
                                                            State of Illinois Liquor Commission in connection with the related property manager's violation of a state liquor law which requires cash payment to venders of alcohol. The Mortgagor has represented that any fines issued in connection with the citation shall be paid prior to the date required to avoid loss of the liquor license and the Mortgage Loan documents feature a non-recourse carve out for any action taken by a governmental authority in connection with the citation.
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Exceptions to Representation 40

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                           Loans                                                Description of Exception
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2     Marriott--Chicago, IL                                 The guarantor for each of these Mortgaged Properties is not a natural
3     530 Fifth Avenue                                      person.
4     Independent Square
6     Westfield Gateway
10    Doubletree Hotel - Scottsdale, AZ
11    Campbell Technology Park
13    Cedarbrook Plaza
14    Bethesda Gateway
16    The Paramount Building
17    Sherry Lane
18    Wilshire Roxbury Building
19    Wyndham Hotel Greenspoint
20    Shoppes at North Village
22    Quantum Buildings A/B
24    Belz Factory Outlet World St. Augustine
25    Caribbean Corporate Center
28    Oaks of Eagle Creek
30    Regents Center
32    Burlington Crossing
33    The Meadows Apartment Complex
35    Salem Consumer Square
37    Cerritos College Square
40    Crowne Plaza - Worcester, MA
44    Brodick Hill Apartments
46    Puente Hills Business Center III
50    Caprock Center
54    The Enclave at Deep River Plantation Apartment Complex
55    The Arbors on Saratoga Apartments
56    Summit Medical Office
57    BJ's - Homestead, FL
58    Spring Lake Apartments
59    Holiday Inn - Louisville, KY
60    Fresh Market Shoppes Shopping Center
63    Seven for All Mankind
66    Arbor Trace Apartments
68    Walgreens Pool
76    Quantum Building C
82    Holiday Inn - Charleston, WV
88    Homeplace of Burlington
92    Puente Hills Business Center II
95    Kohl's - St. Joseph, MO
99    Hampton Inn - Fairhaven, MA
101   Dolphin Square
102   Hampton Inn - Franklin, MA
107   Capital Garage Apartments
108   Lowe's - Enterprise, AL
109   Springwood Apartments
114   The Shops at Stonehenge
119   CVS - Okeechobee, FL
120   Cedar Creek Apartments
121   Federal Express - Rockford, IL
126   Walgreens - Twin Oaks, MO
129   Amity Commons Shopping Center
130   Academy Sports - Macon, GA
132   La-Z Boy - Glendale, AZ
141   CVS - Madison, MS
144   CVS - Richland Hills, TX
145   Rite Aid - Defiance, OH
146   Rite Aid - Wauseon, OH
147   Rite Aid - Enterprise, AL
148   CVS - Alpharetta, GA
149   Staples - Crossville, TN
150   David's Bridal - Lenexa, KS
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8     Piedmont Center Buildings 9-12                        There is no third-party guarantor other than the Mortgagor.
31    Metro Pointe 6
43    Allegro
51    Puente Hills Business Center I
61    Metro Pointe 4
75    200 Roy Street
93    6700 Roosevelt
111   Business Center I
112   Business Center II
151   Rite Aid - Saco, ME
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9     Cotswold Village Shops                                The additional guarantor is not liable for any environmental liability.
91    Oak Haven Assisted Living
134   Stonewood Apartment Homes
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134   Stonewood Apartment Homes                             The related guarantor has only provided an environmental indemnity in an amount of up to $500,000.
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44    Brodick Hill Apartments                               The Mortgagor obtained an environmental insurance policy in lieu of providing an environmental indemnity agreement.
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8     Piedmont Center Buildings 9-12                        The non-recourse carveouts with respect to the Mortgage Loan were waived
60    Fresh Market Shoppes Shopping Center                  by the related Mortgagee.
138   Office Depot Plaza
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Exceptions to Representation 41

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107 Capital Garage Apartments                               The Mortgagor has entered into a master lease relationship with the
                                                            Commonwealth of Virginia. Virginia, as a result, holds the direct leases with the tenants at the Mortgaged Property. The Mortgagor has provided an assignment of leases assigning the master lease interests, but the tenants occupying the Mortgaged Property under leases with Virginia were not part of an Assignment of Leases.
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Exceptions to Representation 43

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                           Loans                            Description of Exception
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7     Hercules Plaza                                        Defeasance provision does not contain reference to treasury regulations, but such collateral is required to be U.S. obligations.
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Exceptions to Representation 46

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                           Loans                            Description of Exception
------------------------------------------------------------------------------------------------------------------------------------
53    Hilton Garden Inn - Colonial Heights, VA              The related Mortgage Loan documents permit future subordinate debt secured by the Mortgaged Property, subject to certain conditions set forth therein.
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44    Brodick Hills Apartments                              The related Mortgaged Property is encumbered by secured subordinate debt.
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Exceptions to Representation 47

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                           Loans                            Description of Exception
------------------------------------------------------------------------------------------------------------------------------------
21    Waterstone Lot 3                                      The related Mortgaged Property does not constitute one or more separate
29    Waterstone Lot 2                                      tax lots.
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Exceptions to Representation 50

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                           Loans                            Description of Exception
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18    Wilshire Roxbury Building                             The Mortgagor is not required to provide audited annual financial
19    Wyndham Hotel Greenspoint                             statements.
20    Shoppes at North Village
31    Metro Pointe 6
32    Burlington Crossing
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83    Wal-Mart - Rancho Cordova, CA                         The Mortgage Loan documents do not require the related Mortgagor to provide quarterly operating statements.
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60    Fresh Market Shoppes Shopping Center                  The Mortgage Loan only requires the Mortgagor to provide bi-annual financial statements.
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Exceptions to Representation 53(e)

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                           Loans                            Description of Exception
------------------------------------------------------------------------------------------------------------------------------------
46    Puente Hills Business Center III                      The related Ground Lease is silent as to whether a notice of termination
51    Puente Hills Business Center I                        given under such Ground Lease is effective against the Mortgagee unless
92    Puente Hills Business Center II                       a copy has been delivered to the Mortgagee.
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98    5100 Hickory Hill Road                                A notice of termination given under the Ground Lease is effective against the Mortgagee whether or not a copy has been delivered to the
                                                            Mortgagee.
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Exception to Representation 53(g)

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                           Loans                            Description of Exception
------------------------------------------------------------------------------------------------------------------------------------
98    5100 Hickory Hill Road                                The related Ground Lease does not have a current term that extends more than 10 years beyond the amortization term of the related Mortgage Loan.
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Exceptions to Representation 53(h)

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                           Loans                            Description of Exception
------------------------------------------------------------------------------------------------------------------------------------
46    Puente Hills Business Center III                      The related Ground Lease does not require the lessor to enter into a new
51    Puente Hills Business Center I                        lease with the Mortgagee upon termination of the related Ground Lease.
92    Puente Hills Business Center II
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